File Nos. 333-49232
811-03240

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 32	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 328	[X]
The Variable Annuity Life Insurance Company Separate Account A
(Exact Name of Registered Separate Account)
THE VARIABLE ANNUITY LIFE INSURACE COMPANY
(Name of Insurance Company)
2929 Allen Parkway, Houston, Texas 77019
(Address of Insurance Company’s Principal Offices) (Zip Code)
Insurance Company’s Telephone Number, including Area Code: (713) 831-3575
American Home Assurance Company
(Name of Guarantor)
1271 Avenue of the Americas FL 37, New York, NY 10020-1304
(Address of Guarantor’s Principal Offices) (Zip Code)
Guarantor’s Telephone Number, including Area Code: (212) 770-7000
Johnpaul S. Van Maele
The Variable Annuity Life Insurance Company
2919 Allen Parkway, Houston, Texas 77019
(Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☒ on May 1, 2026 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☐ Insurance Company relying on Rule 12h-7 under the Exchange Act
☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)
Title of Securities Being Registered: (i) Units of interest in The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under certain variable annuity contracts.

Potentia®
Prospectus
Units of Interest Under Group and Individual Fixed and Variable Deferred Annuity Contracts
Issued By
The Variable Annuity Life Insurance Company
In Connection With
Variable Annuity Life Insurance Company Separate Account A
May 1, 2026
The Variable Annuity Life Insurance Company (“VALIC”) offers Potentia, units of interest under group fixed and variable deferred unallocated annuity contracts (the “Contract” or the “Contracts”), to certain employer sponsored 403(b) qualified retirement plans. Potentia is available to Participants in retirement programs that qualify for deferral of federal income taxes. The Contracts permit Participants to invest in and receive retirement benefits in a Fixed Account Option and/or an array of Variable Investment Options described in this prospectus. All Variable Investment Options may not be available under each employer’s retirement program. Please see Appendix A of this prospectus for more information about the Variable Investment Options available within this Contract.
Any guarantees under the Contract, including the death benefit, that exceed the value of your interest in the Variable Annuity Life Insurance Company Separate Account A (“Separate Account”) are paid from our General Account, which is VALIC’s account and includes any amounts you allocate the Fixed Account Option including any interest thereon. Therefore, any amounts that we may pay under the Contract in excess of your interest in the Separate Account are subject to our financial strength, claims-paying ability and our long-term ability to make such payments.
This prospectus provides information that employers, the Plan, and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.
The Contract is a complex investment and involves risks that may cause the value of the Contract Owner’s investment to fluctuate including the potential loss of principal. When the Contract is surrendered, the value may be higher or lower than the Purchase Payments. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, tax, and tax penalties, as applicable.
The owner of a group Contract (i.e., an employer purchasing the Contract for a retirement plan) may cancel a newly purchased Contract within 20 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply. The right of cancellation under this Contract does not apply to Participants in a group plan except in a limited number of states.
VALIC may limit, refuse to accept, or cease accepting Purchase Payments in the Contract or in a Fixed Account Option with advance notice. This means that you would no longer be able to increase your Contract value or death benefits through Purchase Payments. See “Variable Investment Options and Fixed Account Options” below.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.

Glossary of Terms

Unless otherwise specified in this prospectus, the words “we,” “us,” “our,” “Company,” and “VALIC” mean The Variable Annuity Life Insurance Company and the words “you” and “your” mean the Participant or the individual purchasing an individual Contract.
Other specific terms we use in this prospectus are:
Account Value — the total sum of your Fixed Account Option(s) and/or Variable Investment Option(s) that have not yet been applied to your annuity payments.
Annuitant — the individual (in most cases, you) to whom Payout Payments will be paid.
Annuity Service Center — Retirement Services Center, P.O. Box 15648, Amarillo, Texas 79105.
Assumed Investment Rate — the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Investment Options.
Beneficiary — the individual designated to receive the death benefit or Payout Payments upon the death of the Annuitant.
Business Day — any weekday that the New York Stock Exchange (“NYSE”) is open for trading. Normally, the NYSE is open Monday through Friday, from 9:30 a.m. to 4:00 p.m. Eastern Time. Business Days do not include U.S. holidays or other days when the NYSE is closed.
Code — the Internal Revenue Code of 1986, as amended.
Contract Owner — the individual or entity to whom the annuity contract (“Contract") is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.
Division — the portion of the Separate Account invested in a particular Portfolio Company. Each Division is a subaccount of VALIC Separate Account A.
Fixed Account Option — an account, where available, in which you may invest and is guaranteed to earn at least a minimum rate of interest while invested and an obligation of VALIC’s General Account.
Home Office — located at 2919 Allen Parkway, Houston, Texas 77019.
Market Close — the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time, on each day the NYSE is open for business.
Participant — the individual (in most cases, you) who makes Purchase Payments or for whom Purchase Payments are made..
Participant Year — a 12-month period starting with the issue date of a Contract and each anniversary of that date.
Payout Payments — annuity payments withdrawn in a steady stream during the Payout Period.
Payout Period — the time when you begin to withdraw your money in Payout Payments. It may also be called the “Annuity Period.”
Payout Unit — a measuring unit used to calculate Payout Payments from your Variable Investment Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Investment Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.
Platform Charge — a fee we charge in order to make certain underlying Portfolio Companies available as an investment option under the Contract.
Portfolio Company — the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A. Also referred to as Mutual Fund or Fund.
Proof of Death — a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.
Purchase Payments — an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.
Purchase Period — the accumulation period, or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the “Accumulation Period.”
Purchase Unit — a unit of interest owned by you in your Variable Investment Option.
Statement of Additional Information or SAI — a supplementary document that provides additional information about your Contract. This document is not part of the prospectus and should be read only in conjunction with the prospectus for your Contract.
Systematic Withdrawals — payments withdrawn on a regular basis during the Purchase Period.
VALIC Separate Account A or Separate Account — a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Investment Option, if selected.
Variable Investment Options — investment options that correspond to Separate Account Divisions offered by the Contracts.

Overview of the Contract

Purpose of the Contract
The Contract is designed to help you invest on a tax-deferred basis, meet long-term financial goals, and plan for your retirement. You can accumulate assets by investing in the Contract’s Investment Options and then later convert those accumulated assets into a stream of guaranteed income payments from us. The Contract includes a death benefit that may help financially protect your Beneficiary or Beneficiaries in the event of your death.
This Contract may be appropriate for you if you have a long investment time horizon and the Contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the Contract’s Investment Options.
The Contract is primarily used in connection with employer-sponsored qualified retirement plans, for which the employer is the Contract owner and participating employees receive certificates related to the Contract.
Phases of the Contract
Like all deferred annuities, the Contract has two phases: (1) a Purchase Period (for savings) and (2) a Payout Period (for income).
Purchase Period. During the Purchase Period, you invest your money under the Contract in one or more available Investment Options to help you build assets on a tax-deferred basis. The available Investment Options may include:
•
Variable Investment Options. When you invest in a Variable Investment Option, you are indirectly investing in the Variable Investment Option’s underlying Portfolio Company. The Portfolio Companies have different investment objectives, strategies, and risks. You can gain or lose money if you invest in a Variable Investment Option.

Additional information about each Portfolio Company is provided in an appendix to this prospectus. Please see APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
•
Fixed Account Option. When you invest in a Fixed Account Option, your principal is guaranteed and earns interest based on a rate set and guaranteed by us.
The amount of money you accumulate during the Purchase Period depends (in part) on the performance of the Investment Options you choose. You may transfer money between Investment Options during the Purchase Period, subject to certain restrictions. Your accumulated assets impact the value of your benefits during the Purchase Period, including the death benefit, as well as the amount available for withdrawal.
Payout Period. When you are ready to receive guaranteed income under the Contract, you can switch to the Payout Period, at which time you will start to receive Payout Payments from us. This is also referred to as “annuitizing” the Contract. You generally decide when to annuitize. You can choose from the available payout options, which may provide income for life, for a guaranteed period of time, or a combination of both. If the employer’s plan permits, you can also choose to receive payments on a variable or fixed basis, or a combination of both. If the Payout Payments are made on a fixed basis, the dollar amount of each payment will be the same. If the Payout Payments are made on a variable basis, the dollar amount for the payments will fluctuate.
The death benefit from the Purchase Period does not apply during the Payout Period. Any amount payable upon death during the Payout Period depends on the payout option selected. You cannot take withdrawals of Account Value or surrender the Contract during the Payout Period.
Contract Features
Retirement Plan Terms and Conditions. The Contract is primarily designed to be purchased by an employer for use in a retirement plan. Your participation in a group Contract will be subject to the terms and conditions of your retirement plan and applicable law, which may limit your ability to take certain actions under the Contract.
Accessing Your Money. You may withdraw money from the Contract at any time during the Purchase Period. If you make a withdrawal, you may have to pay federal and state income taxes, including a tax penalty if you are younger than age 59½. Withdrawals may negatively impact the value of your benefits under the Contract.
Tax Treatment. Money can be transferred between Investment Options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings and untaxed contributions are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving a Payout Payment, or upon payment of the death benefit. You do not receive any additional tax benefit under the Contract if you participate in the Contract through a tax-qualified plan.

Death Benefit. If you die during the Purchase Period, we pay a death benefit to your Beneficiary or Beneficiaries for no additional fee.
Additional Features and Services. Additional features and services under the Contract are summarized below. There are no additional charges associated with these features and services unless otherwise noted. Not all features and services may be available under your Contract.
•
Systematic Withdrawals. This program allows you to automatically receive withdrawals on a regular basis during the Purchase Period.
•
American Home Guarantee. If your Contract or certificate was issued on December 29, 2006 or earlier, our insurance obligations under the Contract are also guaranteed by American Home Assurance Company, our former affiliate, subject to its financial strength and claims-paying ability. This guarantee does not guarantee Contract value or the investment performance of the Variable Investment Options.

Key Information

Important Information You Should Consider About the Contract
FEES AND EXPENSES	Location in Prospectus
Are There Charges for Early Withdrawals?
•No. There are no surrender or withdrawal charges under the Contract.
•You may be subject to a market value adjustment if you make an early withdrawal or transfer from the Potentia General Account (a type of Fixed
Account Option).
Fee Table
Are There Transaction Charges?
•Yes. You may be subject to a market value adjustment if you make an early withdrawal or transfer from the Potentia General Account (a type of Fixed
Account Option).
•There may also be taxes on Purchase Payments.
Fee Table Charges and Adjustments
Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the Investment Options you choose. Please refer to your
Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Charges and Adjustments
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.45%	1.45%
	Portfolio Company fees and expenses[2]	0.21%	1.02%
1 As a percentage of average daily net asset value allocated to a Variable
Investment Option.
2 As a percentage of Portfolio Company net assets, plus any applicable amounts deemed to be Platform Charges. Currently, there are no amounts deemed to be Platform Charges.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.

	Lowest Annual Cost: $1,688	Highest Annual Cost: $2,501
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract Classes and Portfolio
Company fees and expenses
•No optional benefits
•No sales charge or advisory fee
•No additional Purchase Payments,
transfers, or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract Classes, optional
benefits, and Portfolio Company
fees and expenses
•No sales charge or advisory fee
•No additional Purchase Payments,
transfers, or withdrawals

	RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including your principal investment.	Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
•No. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•You may be subject to a market value adjustment if you make an early withdrawal or transfer from the Potentia General Account (a type of Fixed
Account Option).
•The benefits of tax deferral and long-term income mean the Contract is generally more beneficial to investors with a long investment time horizon.

What Are the Risks Associated with Investment Options?
•An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the
Investment Options available under the Contract.
•Each Variable Investment Option and Fixed Account Option has its own
unique risks.
•You should review the Variable Investment Options and Fixed Account
Option before making an investment decision.

What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us, VALIC. Any obligations (including under any Fixed Account Options), guarantees, and benefits of the Contract are subject to the claims-paying ability of VALIC. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling 1-800-448-2542 or visiting
www.corebridgefinancial.com/rs.

RESTRICTIONS
Are There Restrictions on the Investment Options?
•Yes. There are restrictions that may limit the Investment Options that you may choose as well as limitations on the transfer of the contract among the Investment Options. Certain Investment Options may not be available under your Contract.
•You may transfer funds between the Investment Options, subject to certain restrictions.
•Transfers between the Investment Options, as well as certain purchases and redemptions, are subject to policies designed to deter market timing and frequent transfers.
•Transfers to and from the Fixed Account Option are subject to special restrictions.
•We reserve the right to remove or substitute Portfolio Companies as
Investment Options and also reserve the right to stop accepting additional
Purchase Payments.
Variable Investment Options and Fixed Account Options Transfers Between Investment Options
Are There Any Restrictions on Contract Benefits?	•No. There are no restrictions on the benefits of this Contract.

	TAXES	Location in Prospectus
What Are the Contract’s Tax Implications?
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the
Contract.
•If you purchase the Contract through a tax-qualified plan, there is no additional tax benefit under the Contract.
•Withdrawals may be subject to ordinary income tax and may be subject to tax penalties if you take a withdrawal before age 59 ½.
Taxes
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
VALIC no longer pays commissions to investment professionals for sales or subsequent premiums on the Contracts. In addition, the Company and the
Distributor no longer enter into marketing and/or sales agreements with broker-dealers regarding the promotion and marketing of the Contracts.
Description of Insurance Company, Registered Separate Account, and Investment Options
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender, or make withdrawals from an Investment Option or from the Contract, or transfer cash value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Deferred Sales Load (or Surrender Charge) (as a percentage of Purchase Payments or amount surrendered)	None
The next tables describe the fees and expenses that you will pay each year during the time that you own the Contract, not including the Portfolio Company fees and expenses.
Annual Contract Expenses
Administrative Expenses (also referred to as a Maintenance Charge)	None

Annual Fees	Current	Maximum
Base Contract Expenses(1) (as a percentage of average account value or Contract value)	1.45%	1.45%
(1) Also referred to as “Separate Account Charges.” For additional information, see Separate Account Charges in the “Charges and Adjustments” section.
Annual Portfolio Company Expenses
The next table shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.

Annual Portfolio Company Expenses (expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees (if applicable), and other expenses)	Minimum(1)	Maximum(2)
	0.21%	1.02%
Footnotes to the Annual Portfolio Company Expenses
(1) The Portfolio Company with the lowest total annual fund operating expenses is the Goldman Sachs VIT Government Money Market Fund.
(2) The Portfolio Company with the highest total annual fund operating expenses is the VALIC Company I Emerging Economies Fund.
Examples
These Examples are intended to help you compare the cost of investing in the Variable Investment Options with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses, and annual Portfolio Company expenses.
The Examples assume all Contract value is allocated to the Variable Investment Options. Your costs could differ from those shown below if you invest in Fixed Account Option.
The Examples assume that you invest $100,000 in the Variable Investment Options for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the most expensive combination of annual Portfolio Company expenses and optional benefits available for an additional charge. Your actual costs may be higher or lower.
The first set of examples assumes the most expensive combination of annual Contract expenses and annual Portfolio Company expenses. Based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years
$2,501	$7,698	$13,164	$28,102
(2) If you annuitize your Contract or you do not surrender your Contract:
1 Year	3 Years	5 Years	10 Years
$2,501	$7,698	$13,164	$28,102
The second set of examples assumes the least expensive combination of annual Contract expenses and annual Portfolio Company expenses. Based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years
$1,688	$5,237	$9,032	$19,704
(2) If you annuitize your Contract or you do not surrender your Contract:
1 Year	3 Years	5 Years	10 Years
$1,688	$5,237	$9,032	$19,704

Principal Risks of Investing in the Contract

Market Risk. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. Amounts that you invest in the Variable Investment Options are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Variable Investment Options that you select make money, your Account Value goes up, and, if they lose money, your Account Value goes down. Each Variable Investment Option’s performance depends on the performance of its underlying Portfolio Company. Each Portfolio Company has its own risks, and you are exposed to the Portfolio Company’s investment risks when you invest in a Variable Investment Option. You are responsible for selecting Variable Investment Options that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Early Withdrawal Risk. The Contracts are not suitable for short-term savings. You should carefully consider the risks associated with withdrawals under the Contract. A withdrawal may reduce the value of your standard and optional benefits such as the death benefit and other guaranteed benefits. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% federal tax penalty. A withdrawal may reduce the value of your standard benefits. For instance, a withdrawal may reduce the value of the death benefit. A total withdrawal (surrender) will result in the termination of your interest in the Contract. A withdrawal (or transfer) made after the first year from the Fixed Account Option may be subject to a market value adjustment that may reduce the value of your investment. We may defer payment of withdrawals from the Fixed Account Option for up to six months when permitted by law.
Contract Benefits Risk. Investment restrictions limit the investment options that are available to you and limit your ability to take certain actions under the Contract. The investment restrictions are designed to reduce our risk that we will have to make payments to you from our own assets in connection with certain guarantees. In turn, they may also limit the potential growth of your Account Value and the potential growth of your guaranteed benefits. This may conflict with your personal investment objectives. A withdrawal may reduce the value of your benefits including the death benefit.
Insurance Company Risk. All guarantees under the Contract that are paid from our general account are subject to risks relating to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. If your Contract or certificate was issued on December 29, 2006 or earlier, our insurance obligations under the Contract are also guaranteed by American Home Assurance Company, our former affiliate, subject to its financial strength and claims-paying ability. This guarantee does not guarantee Contract value or the investment performance of the Variable Investment Options. If American Home Assurance Company experiences financial distress, it may not be able to fulfill its financial obligations under the guarantee.
Contract Changes Risk. Under the Contract, we reserve the right to remove or substitute Portfolio Companies as Investment Options. We additionally reserve the right to stop accepting additional Purchase Payments and impose investment restrictions or limitations on transfers including closing the Fixed Account Option to deposits or transfers and transfers among the Variable Investment Options.
Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income mean that this Contract is more beneficial to investors with a long-time horizon.
Group Plan Risk. The Contract is primarily designed to be purchased by an employer for use in a retirement plan. Your participation in a group Contract will be subject to the terms and conditions of your retirement plan and applicable law. This may impact your ability to make Purchase Payments, request withdrawals or loans, select payout options, or take other actions under the Contract. If the Contract is being used in a retirement plan through your employer, you should always refer to the terms and conditions in your employer’s plan when reviewing the description of the Contract in this prospectus.
Business Disruption. Our business is vulnerable to disruptions from natural and man-made disasters and catastrophes, such as but not limited to hurricanes, windstorms, flooding, earthquakes, wildfires, solar storms, war or other military action, acts of terrorism, explosions and fires, pandemics (such as COVID-19) and other highly contagious diseases, mass torts, failure of telecommunications or other critical infrastructure and other catastrophes. A natural or man-made disaster or catastrophe may negatively affect the computer and other systems on which we rely, including see outages or other unavailability, may interfere with our ability to receive, pick up and process mail, to calculate Purchase Unit values, process other contract-related transactions, or to otherwise provide our services, or may have other possible negative impacts. While we have developed and put in place what we believe to be appropriate business continuity and disaster recovery plans and procedures to mitigate operational risks and potential losses related to business disruptions resulting from natural and man-made disasters and catastrophes, there can be no assurance that we, our agents, the underlying Portfolio Company or our service providers will be able to successfully avoid negative impacts resulting from such disasters and catastrophes.

Cybersecurity Risk. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers, our business is vulnerable to physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), cyber-attacks, and user errors or other disruptions that may compromise the confidentiality, integrity, or availability of such systems and data. These risks include, among other things, the theft, misuse, corruption, disclosure and destruction of sensitive business data, including personal information, maintained on our or our business partners’ or service providers’ systems, interference with our websites (such as via denial of service attacks), and other operational disruptions, and unauthorized release of confidential customer information. Such systems failures, cyber-attacks or other disruptions affecting us, any third-party administrator, the underlying Portfolio Companies, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, our distribution partners, or with the underlying Portfolio Companies, impact our ability to calculate Purchase Unit values, cause the release and possible destruction of confidential customer or business information, including personal information, impede order processing, or subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines and enforcement action, litigation risks and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Portfolio Companies invest, which may cause the affected underlying Portfolio Companies to lose value. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Further, the widespread development, implementation, and use of AI, machine learning, data analytics and similar tools that collect, aggregate and analyze data or inputs (collectively, “AI Tools”) may increase our exposure to, or exacerbate the risks of cyber-attacks or other security incidents, particularly where such technologies are exploited by third parties to attempt to breach our or our business partners’ and service providers’ systems. Despite our implementation of policies and procedures, which we believe to be reasonable, that address physical, administrative and technical safeguards and controls and other preventative actions to protect our systems and sensitive business and customer information, including personal information, and reduce the risk of cyber-incidents, there can be no assurance that we or our and distribution partners, the underlying Portfolio Companies or our business partners and service providers will avoid cyber-attacks or information security breaches in the future that may affect your contract and/or personal information.
Description of Insurance Company, Registered Separate Account, and Investment Options

About VALIC
We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Potentia. Our principal offices are located at 2919 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States. VALIC is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). VALIC is obligated to pay full amounts promised to investors under the Contracts, subject to its financial strength and claims-paying ability.
Recordkeeping for the Contracts
For certain plans, VALIC provides group and participant recordkeeping and administration services for the Contracts, including account servicing and statements. VALIC’s administrative offices are located at 2919 Allen Parkway, Houston, Texas 77019. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests. Other plans are not administered by VALIC, and you should contact your employer/plan sponsor for information as to the plan administration and recordkeeping services provider.
About VALIC Separate Account A
When you direct money to the Contract’s Variable Investment Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Portfolio Companies made available in the Contract. VALIC Separate Account A invests in the Portfolio Companies on behalf of your account. VALIC acts as custodian for the Portfolio Company shares owned through the Separate Account. VALIC Separate Account A is made up of what we call “Divisions.” Each Division represents a different Portfolio Company made available through the Contract. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979, under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933, as amended (the “1933 Act”).
VALIC Separate Account A is administered and accounted for as part of VALIC's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be used to pay any liabilities of the insurance company other than those arising from the Contracts. Income, gains, and losses credited to, or charged against, VALIC Separate Account A reflects its own investment experience and not the investment experience of VALIC’s other assets. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, Annuitants, and Beneficiaries of the Contracts.
We are obligated to pay all amounts promised to investors under the Contracts. The commitments under the Contracts are the sole obligation of VALIC and the assets in VALIC Separate Account A may not be used to pay any liabilities of VALIC other than those arising from the Contracts. All amounts paid from our General Account, including our obligations under the Fixed Account Option and any death benefits, or Payout Payments, in excess of your amounts in the Separate Account are subject to the Company’s financial strength, claims-paying ability, and long-term ability to make payments.
Units of Interest
Investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day’s performance of the underlying Portfolio Company minus any applicable fees and charges to VALIC Separate Account A.
American Home Assurance Company
The information below is applicable to you only if your Contract or Certificate was issued on or before December 31, 2006.
Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company (“American Home”), an indirect wholly-owned subsidiary of American International Group, Inc. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Investment Options available under the Contracts. The guarantee provides that the Company’s Contract owners can enforce the guarantee directly.
American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the “Guarantee”) with respect to contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m., Eastern Standard Time (“Point of Termination”). Pursuant to its terms, the Guarantee will not apply to any group or individual contract or certificate issued after the Point of Termination. The Guarantee will remain in effect for any contract or certificate issued prior to the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its contracts and certificates, regardless of issue date, in accordance with the terms of those contracts and certificates.
American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home’s principal executive office and home office address is 1271 Avenue of the Americas, FL 37, New York, NY, 10020-1304. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.
Distribution of the Contracts
The principal underwriter and distributor for VALIC Separate Account A is Corebridge Capital Services, Inc. (“CCS” or “Distributor”). CCS, an affiliate of the Company, is located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302.
VFA
The Contracts are no longer offered to new plans but may be available to participants in plans with an existing Contract. Previously, the Contracts were sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of FINRA. VALIC no longer pays commissions to investment professionals for sales or subsequent premiums on the Contracts. In addition, the Company and the Distributor no longer enter into marketing and/or sales agreements with broker-dealers regarding the promotion and marketing of the Contracts.
Portfolio Companies
The Portfolio Companies or their registered investment advisers or their affiliates (“Portfolio Company Entities”) may make payments to VALIC, typically for administrative, recordkeeping, and shareholder services that VALIC provides for the underlying Portfolio Company.
In addition, VALIC and/or its affiliates may receive payments from Portfolio Company Entities that voluntarily choose to participate in, and that are designed to defray the costs associated with, conferences, seminars, training, or other educational events sponsored by VALIC and its affiliates where such funds and services are discussed and that are attended by VFA investment professionals, VALIC employees, employees of VALIC’s affiliates and/or plan sponsors and plan consultants. Moreover, these Portfolio Company Entities may also make payments to VALIC and its affiliates for exhibitor booths at meetings and to assist with education and training of VFA investment professionals.
Consultants
VALIC and its affiliates sometimes retain and compensate business consultants to assist VALIC in marketing group employee benefit services to employers. These business consultants are not associated persons of VFA or affiliated with VALIC or its affiliates and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC’s general overhead and are not charged back to employers, group employee benefit plans or plan participants.
Sponsorships
VALIC and its affiliates maintain ongoing relationships with various organizations and associations, including trade associations, unions, and other industry groups, to which VALIC and/or its affiliates makes sponsorship payments for marketing and advertising opportunities. These marketing and advertising opportunities may take the form of participation in leadership and recognition events, educational conferences, speaking opportunities, booth space and signage at membership conferences and similar events, and membership dinners. VALIC and its affiliates may also receive payments from unaffiliated third-parties in exchange for enhanced engagement with and exposure to VALIC and VFA management and their investment professionals throughout the year. Such payments are typically flat fees (either one-time or recurring) and are not based on transactions or sales.
VALIC and its affiliates also have ongoing relationships with retirement plan sponsors. As part of these ongoing relationships, VALIC and its affiliates sponsor events and seminars for plan participants that provide education for plan participants, as well as marketing and advertising opportunities for VALIC and its affiliates. Such sponsorships may include providing occasional meals, entertainment, or nominal gifts to the extent permitted by FINRA rules.
These various sponsorships may be considered endorsements of the products of VALIC or its affiliates, may result in additional annuity or other product sales to plan participants, and provide an incentive to these organizations, associations, and plan sponsors to promote the products and services of VALIC and its affiliates.
Variable Investment Options and Fixed Account Options
The Contracts offer a choice from several Variable Investment Options and one Fixed Account Option. The Variable Investment Options and the Fixed Account Option may be referred to together as Investment Options. This prospectus describes a Contract in which units of interest in VALIC’s Separate Account A are offered. This Contract will allow you to accumulate retirement dollars among the Investment Options.
Variable Investment Options
The Contract enables you to participate in Divisions that represent several Variable Investment Options. The Employer’s plan may limit the number of Variable Investment Options available to its Participants to a smaller number. Contract value allocated to a Variable Investment Option will vary based on the investment experience of the corresponding Portfolio Company in which the Variable Investment Option invests. There is a risk of loss of the entire amount invested.
Information regarding each Portfolio Company, including (i) its name, (ii) its type (e.g. money market fund, bond fund, balanced fund, etc.), (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See “Appendix A – Investment Options Available Under the Contract.”
Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. Read these prospectuses carefully before investing. Paper or electronic copies of the Portfolio Company prospectuses may be obtained by calling 1-800-448-2542, or visiting www.corebridgefinancial.com/rs/prospectus-and-reports/annuities.
Refer to your employer’s retirement program documents for a list of the employer-selected Variable Investment Options and any limitations on the number of Variable Investment Options you may choose. All Portfolio Companies may not be available for all plans or individual or group contracts.
Shares of certain of the Portfolio Companies are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as “shared funding.” These Portfolio Companies may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as “mixed funding.” There are certain risks associated with mixed and shared funding, such as conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Portfolio Company’s prospectus.
Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well-balanced and diversified investment portfolio. As just one example, investing one’s total retirement savings in a limited number of Investment Options may cause that individual’s retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk.
Voting Rights
As discussed in the About VALIC Separate Account A section of this prospectus, VALIC Separate Account A holds on the Plan’s behalf shares of the Portfolio Companies which comprise the Variable Investment Options. From time to time, the Portfolio Companies may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.
Who May Give Voting Instructions
During the Purchase Period, subject to any contrary provisions in the plan, the plan will dictate whether Participants will have the right to give voting instructions for the shareholder meetings. Contract Owners will instruct VALIC Separate Account A in accordance with these instructions. Plans will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.
Determination of Portfolio Company Shares Attributable To An Account
During the Purchase Period. The number of Portfolio Company shares attributable to a plan’s account will be determined on the basis of the Purchase Units credited to the plan’s account on the record date set for the Portfolio Company shareholder meeting.
During the Payout Period or After a Death Benefit has been Paid. The number of Portfolio Company shares attributable to a Participant’s account will be based on the liability for future variable annuity payments to payees on the record date set for the Portfolio Company shareholder meeting.
How Portfolio Company Shares are Voted
VALIC Separate Account A will vote all of the shares of the Portfolio Companies it holds based on, and in the same proportion as, the instructions given by all Contract Owners invested in that Portfolio Company entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Portfolio Company it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received. One effect of proportional voting is that a small number of Contract Owners may determine the outcome of a vote.
In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.
Fixed Account Option
The Contract offers one Fixed Account Option, the Potentia General Account, which is part of the General Account assets of the Company. The Potentia General Account provides fixed-return investment growth. This account is invested in accordance with applicable state regulations and guaranteed to earn at least a minimum rate of interest, as disclosed in your Contract, and interest is paid at a declared rate. With the exception of the market value adjustment, which generally will be applied to withdrawals after the first plan year in excess of certain amounts, we bear the entire investment risk for the Potentia General Account. All Purchase Payments and interest earned on such amounts in the Potentia General Account will be paid regardless of the investment results experienced by the Company’s general assets. Certain limitations may also apply.
The Potentia General Account provides fixed-rate earnings and guaranteed safety of principal. The guarantees under the Fixed Account Option are subject to our financial strength, claims-paying ability, and our long-term ability to make such payments and not Separate Account A. The Fixed Account Option is not subject to regulation under the 1940 Act and is not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Option. However, federal securities law does require such data to be accurate and complete.

Charges and Adjustments

By investing in the Contract, Participants may be subject to these fees and charges:
•
Premium Tax Charge
•
Separate Account Charges (referred to as “Base Contract Expenses”)
•
Portfolio Company Expenses
•
Market Value Adjustment (applicable to the Potentia General Account)
•
Other Charges
These fees and charges are applied to the Variable Investment Options and Fixed Account Option in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the “Fee Table” section in this prospectus and the prospectuses for the underlying Portfolio Companies.
Premium Tax Charge
Premium taxes on Purchase Payments are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%. If the law of a state, city, or town requires premium taxes to be paid when Purchase Payments are made, we will comply. Otherwise, such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge. See Appendix B for variations of the premium tax charge that may be applicable in your state.
Separate Account Charges
The annual Separate Account Charge (also referred to as a Base Contract Expense) is 1.45% and is deducted daily from the average daily net asset value allocated to the Variable Investment Options. This Separate Account Charge is guaranteed and cannot be increased by the Company.
The Separate Account Charge compensates the Company for assuming certain risks under the Contract. The Company assumes the obligation to provide payments during the Payout Period for a Participant’s life no matter how long that might be. The Separate Account Charges also may cover the cost of issuing and administering the Contract, no matter how large the cost may be. Separate Account Charges are applied to Variable Investment Options during both the Purchase Period and Payout Period. For more information about the Separate Account Charge, see the “Fee Table” section in this prospectus.
Reduction of Separate Account Charges. We may, as described below, determine that the Separate Account Charges for the Contract may be reduced if we determine that the employer’s retirement program will allow us to reduce or eliminate certain expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether the retirement program will allow us to reduce or eliminate these expenses.
We review the following factors to determine whether we can reduce the Separate Account Charges:
•
The frequency of Purchase Payments for the retirement program;
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The size of the retirement program;
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The amount of the retirement program’s periodic Purchase Payment; and
•
The method of remitting periodic Purchase Payments.
We will only do this if permitted by this Contract and by VALIC guidelines in effect at the time. In no event will the reduction of fees be permitted where the reduction will unfairly discriminate against any person.
Market Value Adjustment
The Potentia General Account will be guaranteed to receive a stated rate of interest that is periodically determined, as specified in your Contract. Plan withdrawals after the first policy year in excess of 20% of the Account Value of the Potentia General Account as of the last Contract anniversary will be subject to a market value adjustment. This adjustment may be positive, negative, or zero based upon the differences in interest rates at the time the Contract was established or over the last five years, if less, and at the time of the withdrawal. Any negative adjustment will be waived to the extent it decreases the surrender value below the minimum guaranteed rate as specified in your Contract. This adjustment will not apply to any withdrawals of Account Value in the Potentia General Account used to purchase a Participant’s annuity. For more information on the market value adjustment, see the “Surrenders and Withdrawals” section. The employer should review the Contract for additional information on the Potentia General Account.
Portfolio Company Expenses
Charges deducted from, and expenses paid out of, the assets of the Portfolio Companies are described in the prospectuses for the Portfolio Companies.
Other Charges
We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.
Fees for plan services provided by parties other than VALIC or its affiliates may be assessed to participant accounts upon the direction or authorization of a plan representative. Such withdrawals will be identified on applicable Participant account reports.

General Description of Contracts

About the Contracts
The Contracts were developed to help Participants save money for retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer’s plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.
The Contracts offer a combination Variable Investment Options and a Fixed Account Option that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.
The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The Purchase Period is when you make contributions into the Contracts called “Purchase Payments.” The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan documents for guidance and any rules or restrictions regarding the Purchase Period or Payout Period. For more information, see “Purchases and Contract Value” and “Annuity Period.”
The Contract is unallocated, which means that VALIC will not maintain separate Participant account records and will not issue a separate contract or certificate to the Participant. However, the Participant’s interest in the Contract, as reflected in records maintained by or on behalf of the plan sponsor, are subject to all of the applicable restrictions under the Code, section 403(b), and any employer’s plan limitations that may be more restrictive than the Code restrictions. Most Participant rights described in this prospectus may be exercised by contacting the plan administrator or another plan representative, rather than contacting VALIC directly. This helps ensure compliance with the employer’s plan.
All material state variations are described in Appendix B.
About the General Account
Any obligations under the Contract that are funded by our General Account, including the death benefits and the Fixed Account Option, are subject to our financial strength, claims-paying ability, and our long-term ability to make such payments.
If you have questions about your Contract, call your financial professional or contact us at 1-800-448-2542.
Transfers Among the Investment Options
You may transfer all or part of your Account Value between the Fixed Account Option and the Variable Investment Options in the Contracts without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted on www.corebridgefinancial.com/rs. Your employer’s plan may also limit your rights to transfer.
During the Purchase Period — Policy Against Market Timing and Frequent Transfers
VALIC has a policy to discourage excessive trading and market timing. Our Investment Options are not designed to accommodate short-term trading or “market timing” organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a Portfolio Company. These trading strategies may be disruptive to Portfolio Companies by diluting the value of the Portfolio Company shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading may also raise Portfolio Company expenses, such as recordkeeping and transaction costs, and can potentially harm Portfolio Company performance. Further, excessive trading may harm Portfolio Company investors, as the excessive trader takes security profits intended for the entire Portfolio Company and could force securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy could cause the Portfolio Company’s performance to suffer, and exerts downward pressure on the Portfolio Company’s price per share.
Accordingly, VALIC implemented certain policies and procedures intended to discourage short-term trading. If a Contract Owner sells a Purchase Units in a Variable Investment Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, the Contract Owner will not be able to make a purchase of $5,000 or more in that same Variable Investment Option for 30 calendar days.
This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:
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Plan-level or employer-initiated transactions;
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Purchase transactions involving transfers of assets or rollovers;
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Retirement plan contributions, loans, and distributions (including hardship withdrawals);
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Roth IRA conversions or IRA recharacterizations;
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Systematic purchases or redemptions;
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Systematic account reallocations and/or rebalancing; or
•
Trades of less than $5,000.
As described in a Portfolio Company’s prospectus and SAI in addition to the above, Portfolio Company purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Portfolio Companies may set limits on transfers in and out of a Portfolio Company within a set time period in addition to or in lieu of the policy above. Also, an employer’s benefit plan may limit an investor’s rights to transfer.
We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the Investment Options and dilution of long-term performance returns. Thus, a Contract Owner’s account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.
Communicating Transfer or Reallocation Instructions
Transfer instructions may be given by telephone, through the internet, using the self-service automated phone system, or in writing. We encourage you to make transfers or reallocations through the internet or the self-service automated phone service for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.
Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial professionals or authorized broker-dealer employees who have received client permission to perform a client- directed transfer of value via the telephone or Internet will follow prescribed verification procedures.
When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.
Effective Date of Transfer
The effective date of a transfer will be:
•
The date of receipt, if received in good order by us before Market Close; otherwise,
•
The next date values are calculated.
Transfers During the Payout Period
During the Payout Period, transfers instructions must be given in writing and mailed to our Annuity Service Center. Transfers may be made from the Contract’s Investment Options, subject to the following restrictions:
Payout Option	% of Account Value	Frequency
Variable Payout:	Up to 100%	Once every 365 days
Combination Fixed and Variable Payout:	Up to 100% of money in variable option payout	Once every 365 days
Fixed Payout:	Not permitted	N/A
Other Contract Features
Changes That May Not Be Made
The Contract Owner may not be changed once the account has been established.
We Reserve Certain Rights
We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Investment Options offered under the Contracts. For example, we may add new Variable Investment Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Investment Option when not in the best interest of the Contract, Contract Owner, or Separate Account, such as when the shares of the underlying Portfolio Company are no longer available for investment or if, for example, the underlying Portfolio Company is dealing with material regulatory and/or legal issues, sustained performance downturns, or significant increases in expenses. We may move assets and re-direct future premium allocations from one Variable Investment Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Investment Option offered may have different Portfolio Company fees, expenses, objectives, strategies, and risks.
We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. We may stop accepting new Participants under a Contract. These changes would be subject to approval by the Company and may be subject to approval by the SEC.
We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.
We reserve the right to close the Fixed Account Option to deposits or transfers, and to transfers among the Variable Investment Options, with advanced notice. We may make the Fixed Account Option available or close the Fixed Account Option as frequently as we determine at any point in time while the Contract is in force, provided we give advance written notice in each case.
Relationship to Employer’s Plan
Participants should always refer to the terms and conditions in the Plan, including any Plan limitations that may limit a Participant’s rights with respect to amounts held under the Contract, when reviewing the descriptions of the Contract in this prospectus.
Annuity Period

The Annuity Period, also known as the Payout Period, begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer’s plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. However, the payout options available to you may differ and be limited based on your employer’s plan.
You may choose to have your Payout Payments on a fixed, a variable, or a combination of fixed and variable payout basis. If you do not elect the basis upon which your Payout Payments will be made, the Payout Payments will mirror the allocation of Investment Options in your Contract upon annuitization. When you choose to have your Payout Payments on a variable basis, you may keep the same Variable Investment Options in which your Purchase Payments were made, or transfer to different ones. For example, if your Account Value is allocated solely to the Variable Investment Options upon annuitization and you have not made an election, your Payout Payments will be made on a variable basis, or, if your Account Value is allocated to the Fixed Account Option, your Payment Payments will be made on a fixed basis. Similarly, if your Account Value is allocated to both Variable Investment Options and the Fixed Account Option, a combination fixed and variable payout option will be applied.
Payout Payment on a Fixed Basis
Under payout on a fixed basis, a Participant will receive payments that are fixed and guaranteed by the Company. The amount of these payments may depend on:
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Type and duration of payout option chosen;
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Your age or your age and the age of your survivor(1);
•
The amount being applied; and
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The payout rate being applied and the frequency of the payments.

(1)
This applies only to joint and survivor payouts.
If the benefit would be greater, the amount of the Participant’s payments will be based on the current payout rate the Company uses for immediate annuity contracts.
Assumed Investment Rate
An “Assumed Investment Rate” or “AIR” is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Investment Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance and decrease faster during periods of poor investment performance. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected.
Payout Payment on a Variable Basis
With a payout on a variable basis, a Participant may select from current Variable Investment Options. A Participant’s payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Investment Options the Participant selected. The Payout Unit value is calculated just like the purchase unit value for each Variable Investment Option except that the Payout Unit value includes a factor for the AIR the Participant selected. AIR means the rate used to determine a Participant’s first monthly Payout

Payment per thousand dollars of Account Value in the Variable Investment Options(s). A Payout Unit is a measuring unit used to calculate Payout Payments from a Participant’s Variable Investment Option. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Divisions the Participant selected.
For additional information on how Payout Payments and Payout Unit values are calculated, see the SAI.
In determining a Participant’s first Payout Payment, an AIR of 3% is used (unless the Participant selects a higher rate as allowed by state law). If the net investment experience of the Variable Investment Option exceeds the Participant’s AIR, the Participant’s subsequent payments will be greater than the first payment. If the investment experience of the Variable Investment Option is lower than the Participant’s AIR, the Participant’s subsequent payments will be less than the first payment.
Payout Payments on a Combination of a Fixed and Variable Basis
With a combination fixed and variable payout, the Participant may choose:
•
From the existing Variable Investment Options (payments will vary); with a
•
Fixed payout (payment is fixed and guaranteed).
Partial Annuitization
A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide your Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account, which will not allow for additional withdrawals. Thus, the death benefit in such a situation could be reduced to the value of the amount remaining in the account minus the Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period. Full or partial commutations are not permitted.
Payout Date
The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Annuity Service Center on a form approved by VALIC. This request must be received by VALIC by at least the 15th day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.
The following additional rules also apply when determining the payout date:
•
The earliest payout date for all other qualified contracts
is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the contract is issued and the federal tax rules governing such contracts and plans.
•
Distributions from qualified contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.
•
In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59½ even if you are still working for the employer sponsoring the plan.
•
All Contracts require distributions to commence within a prescribed period after the death of the owner/participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.
•
The contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.
For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans (“SEPs”) or IRAs, see “Taxes” in this prospectus and in the SAI.
Payout Options
A Participant may specify the manner in which Payout Payments are made. This choice is a one-time permanent choice. Your Payout Payment annuity option may not be changed later and it may not be exchanged for a cash payment, except that an Annuitant may take a withdrawal under the Payment for a Designated Period option.
•
Life Only — payments are made only to a Participant during his lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.
•
Life with Guaranteed Period — payments are made to a Participant during his lifetime, but if he dies before the guaranteed period has expired, the Beneficiary will receive payments for the rest of the guaranteed period.
•
Life with Cash or Unit Refund — payments are made to you during your lifetime. Upon your death, your

Beneficiary may receive an additional payment. The payment under a Fixed Annuity, if any, is equal to the Fixed Annuity value of the Participant’s Account at the time it was valued for the Payout Date, less the Payout Payments. The payment under a Variable Annuity, if any, is equal to the Variable Annuity value of the Participant’s Account at the time it was valued for the Payout Date, less the Payout Payments.
•
Joint and Survivor Life — payments are made to a Participant during the joint lifetime of the Participant and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of third payment. For example, if the Annuitant dies before receiving a Payout Payment, the first Payout Payment will be made to the second designated person. If both Annuitant and the second designated person die before the first Payout Payment is made, no Payout Payments will be made.
•
Payment for a Designated Period — payments are made to the Participant for a select number of years between five and 30. Upon the Participant’s death, payments will continue to his Beneficiary until the designated period is completed. An Annuitant or other payee receiving a variable payout under this option can select at any time to withdraw all or a portion of the value of the remaining variable payout. An Annuitant or other payee will receive one payment for the withdrawal. We calculate the value of any remaining variable payouts by assuming that each payment is equal and by discounting each payment to the present at an annual rate of 3% (the “assumed amount”). We calculate the “assumed amount” of each remaining payment as of the end of the valuation period in which we receive the Annuitant’s request for a withdrawal.
Payout Information
Once a Participant’s Payout Payments have begun, the option chosen may not be stopped or changed. Any one of the Variable Investment Options may result in a Participant receiving unequal payments during the Payout Period. If payments begin before age 59½, a Participant may suffer unfavorable tax consequences, in the form of a penalty tax, if the Participant does not meet an exception under federal tax law. See the “Taxes” section below.
If a payout option selection is not made at least 30 days before the Payout Date, then:
•
Payments will be made under the life with guaranteed period option;
•
The payments will be guaranteed for a 10 year period;
•
The payments will be based on the allocation used for the Participant’s Purchase Payments;
•
The Fixed Account Option will be used to distribute payments to the Participant on a fixed payout basis; and
•
The Variable Investment Options will be used to distribute payments to the Participant on a variable payout basis.
Under certain retirement plans, federal pension law may require that payments be made under the Joint and Survivor Life Payout Option.
Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract.
Standard
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Standard Death Benefit	Provides a death benefit based on the Account Value	Standard	No Charge	•Payable only during the Purchase Period •Generally payable only if death occurs on or after age 70 •Withdrawals may significantly reduce the benefit
Systematic Withdrawals	Allows you to automatically receive withdrawals on a regular basis during the Purchase Period	Optional	No Charge	•No more than one systematic withdrawal election may be in effect at any time •We reserve the right to discontinue any or all systematic withdrawals or to change the terms at any time
American Home Guarantee	For certain Contracts and certificates, provides an additional financial guarantee with respect to our insurance obligations	Standard	No Charge
•Applies only to Contracts or certificates
issued on December 29, 2006 or earlier
•Additional financial guarantee is subject to
American Home’s financial strength and
claims-paying ability
•Does not guarantee Contract value or the
investment performance of the Variable
Investment Options

Death Benefits
If a Participant dies before withdrawing the entire balance in the Contract, the remaining balance will be paid to the Participant’s Beneficiary(ies) as determined under the plan, in accordance with the plan and the Code. If the Participant dies during the Payout Period, the remaining annuity payments, if any, will be paid to the Participant’s Beneficiary(ies) as determined under the plan and as described below. Death benefits are paid only once per Participant. If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be paid.
Beneficiary Information
The Beneficiary may receive death benefits:
•
In a lump sum; or
•
In the form of an annuity under any of the payout options stated in the Payout Period section of this prospectus subject to the restrictions of that payout option; or
•
In a manner consistent with the Code section 401(a)(9) or 72(s). Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.
Spousal Beneficiaries. A spousal Beneficiary may receive death benefits as shown above or, in the case of a qualified Contract, may delay any distributions until the Annuitant would have reached age 72 or roll the funds over to an Individual Retirement Annuity. In the case of a nonqualified Contract, a spousal Beneficiary may receive death benefits as shown above or may continue the Contract as Contract Owner.
Beneficiaries Other Than Spouses. If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:
•
In full within 5 years after the year of the Annuitant’s death; or
•
By payments beginning within 1 year after the year of the Annuitant’s death under:
1.
A life annuity;
2.
A life annuity with payments guaranteed to be made for at least a specified fixed period; or
3.
An annuity or other stream of payments for a designated period not exceeding the Beneficiary’s life expectancy.
If the Annuitant dies before the beginning of the Payout Period, the named Beneficiary may receive the payout.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary’s life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.
As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the Participant’s account minus the amount applied to Payout Payments.
During The Payout Period
If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option selected. The payout options available are described in the “Payout Period” section of this prospectus.
•
If the life only option or joint and survivor life option was chosen, there will be no death benefit.
•
If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:
1.
Receive the present value of any remaining payments in a lump sum; or
2.
Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or
3.
Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal beneficiaries may be entitled to more favorable treatment under federal tax law.
Purchases and Contract Value

The Purchase Period begins when the first Participant Purchase Payment is made and continues until that Participant begins the Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Variable Investment Option and the Fixed Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of Purchase Payments may be determined by the retirement plan for which the Contract was purchased. The Purchase Period will end upon death, upon surrender, or when a Participant completes the process to begin the Payout Period.
Purchase Payments
Initial Purchase Payments must be received either with, or after, a completed employer plan application. The Contract Owner or the plan’s administrator is responsible for furnishing instructions to us (a contribution flow report) as to the amount being applied to each account option.
The maximum single payment that may be applied to any account without prior VALIC approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:

Contract Type	Initial Payment	Subsequent Payment
Periodic Payment	$30	$30
Contract Type	Initial Payment	Subsequent Payment
Single Payment	$1,000	N/A
Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.
When an initial Purchase Payment is accompanied by an application, we will promptly:
•
Accept the application and establish your account within 2 Business Days. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Variable Investment Option(s) selected or the Fixed Account Option; or
•
Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Variable Investment Option(s) selected or the Fixed Account Option; or

•
Reject the application and return the Purchase Payment.
If we receive Purchase Payments before we receive a completed application from an employer’s plan, we will not be able to establish a permanent account for the plan. Under those circumstances, we will return the Purchase Payment.
If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.
When Your Account Will Be Credited
It is the individual’s responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s). A Purchase Payment must be “in good order” before it can be posted to your account. “In good order” means fully and accurately completed form(s) and/or instructions, including necessary documentation, and that all required information and/or documentation to any given transaction has been supplied received by us and that, where applicable, the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied.
If a subsequent Purchase Payment is in good order as described and is received by us by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited on the next Business Day.
Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.
Purchase Units
A Purchase Unit is a unit of interest owned by the employer’s plan in a Variable Investment Option. Purchase Unit values are calculated each Business Day following Market Close. See “Purchase Unit Value” in the SAI for more information and an illustration of the calculation of the unit value.
Calculation of Value for Fixed Account Option
The Potentia General Account may be invested in either the general assets of the Company or in a Separate Account of the Company, depending upon state requirements. The value of your Potentia General Account investment may be affected by a market value adjustment and will be applied to withdrawals after the first plan year in excess of certain amounts. The value of the
Potentia General Account is calculated on a given Business Day as shown below:
Value of the Potentia General Account*
=	(equals)
All Purchase Payments made to the Potentia General
Account
+	(plus)
Amounts transferred from Variable Investment Options to the Potentia General Account
+	(plus)
All interest earned
–	(minus)
Amounts transferred or withdrawn from the Potentia General Account (including applicable fees and charges)

*
This value may be subject to a market value adjustment. Please see Market Value Adjustment in the “Charges and Adjustments” section of this prospectus.
Calculation of Value for Variable Investment Options
A plan may allocate all or a portion of Participant Purchase Payments to the Variable Investment Options listed in this prospectus. An overview of each of the Variable Investment Options may be found in “Appendix A – Investment Options Available Under the Contract” and Variable Investment Options in the “Description of the Insurance Company, Registered Separate Account, and Investment Options” section in this prospectus and in each Portfolio Company’s prospectus. The Purchase Unit value of each Variable Investment Option will change daily depending upon the investment performance of the underlying Portfolio Company (which may be positive or negative) and the deduction of the Separate Account Charges. See “Charges and Adjustments”. Your account will be credited with the applicable number of Purchase Units, including any dividend or capital gains per share declared on behalf of the underlying Portfolio Company as of that day. The number of Purchase Units you are credited is calculated the day we process your Purchase Payment. Please see When Your Account Will Be Credited above.
The Purchase Unit value is determined by multiplying the Purchase Unit value for the preceding Business Day by a factor for the current Business Day. The factor is determined by:
1.
dividing the net asset value per share of the Underlying Fund at the end of the current Business Day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous Business Day; and

2.
multiplying it by one minus all applicable daily asset-based charges.
We determine the number of Purchase Units credited to your contract by dividing the Purchase Payment by the Purchase Unit value for the specific Variable Investment Option.
If the Purchase Payment is in good order as described and is received by us by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day’s Purchase Unit value. Purchase Payments in good order received by us after Market Close will be credited the next Business Day and will receive the next Business Day’s Purchase Unit value. Because Purchase Unit values for each Variable Investment Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Investment Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.
During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Goldman Sachs VIT Government Money Market Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Investment Option, which invests in the Goldman Sachs VIT Government Money Market Fund, will lose value.
Stopping Purchase Payments
Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.
Principal Underwriter
The principal underwriter of the Contracts is Corebridge Capital Services, Inc. (“CCS” or “Distributor”). CCS, an affiliate of the Company due to common ownership, is located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302.
Surrenders and Withdrawals

When Surrenders Are Allowed
The Contract Owner may withdraw all or part of the Participant’s Account Value during the Purchase Period if:
•
allowed under federal or state law and
•
allowed under the Plan.
For Purchase Payments that are contributions made under your employer’s plan, such as a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See Surrender Restrictions below.
Delay required under applicable law. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act.
In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Option, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.
VALIC may be required to suspend or postpone the payment of a withdrawal for more than 7 days when: (1) the NYSE is closed
(other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Investment Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.
The plan’s maximum Surrender Value equals the plan’s Account Value next computed after its properly completed request for surrender is received in our Annuity Service subject to any applicable market value adjustment.
There is no guarantee that the Surrender Value in a Variable Investment Option will ever equal or exceed the total amount of Purchase Payments received by us.
We will mail the surrender value within 7 calendar days after we receive a properly completed surrender request. However, we may be required to suspend or postpone payments if redemption of an underlying Fund’s shares have been suspended or postponed. See the current Portfolio Company prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.
We may receive a surrender for a Purchase Payment which has not cleared the banking system. We may delay payment of that portion of the surrender value until the payment clears.

Surrender Restrictions
Generally, Internal Revenue Code Section 403(b) permits total or partial distributions of elective deferrals or certain other amounts transferred into this Contract from a 403(b)(7) custodial account, or a 403(b) annuity contract, only on account of hardship (generally employee contributions only, without accrued interest), attainment of age 59½, separation from service, death or disability. An employer’s plan may impose additional restrictions on withdrawals of these and other amounts. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to 403(b) annuity contracts are subject to restrictions specified in Treasury regulations as specifically imposed under the employer’s plan.
Partial Surrenders
The Contract Owner may request a partial surrender of the Participant’s Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender will reduce the Account Value.
The reduction in the number of Purchase Units credited to the plan’s Variable Investment Option Account Value will equal the amount surrendered from the Variable Investment Option divided by the plan’s Purchase Units next calculated after the request for surrender is received at our Annuity Service Center.
Potentia General Account
For withdrawals made during the first year of the Contract, no charges or value adjustments will be made. For withdrawals made after the first year of the Contract, up to 20% of the Potentia General Account accumulation value as of the last
Contract anniversary will be free from any charge or adjustment in value. All withdrawals above those limits will be subject to a market value adjustment as follows:
(1 + A)5 divided by (1 + B)5
•
Where A = the average 10-year Treasury Constant Maturity Series rate computed as an average of such rates as of the last business day of the last 60 complete calendar months or the number of complete months since the Contract issue if less, determined as of the time of the transaction; and
•
Where B = the 10-year Treasury Constant Maturity Series rate determined as of the last business day of the calendar month prior to the transaction.
Cancellation — The “Free Look” Period
The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 10 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the “free look” period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Annuity Service Center before the end of the “Free Look” period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. The Contract will be void once we issue a refund.
Taxes

The Federal income tax treatment of annuity contracts or retirement programs is complex and sometimes uncertain. The discussion below is intended for general informational purposes only and is not intended as tax advice, either general or individualized, nor should be interpreted as providing any predictions or guarantees of a particular tax treatment. This discussion is based upon the Company’s understanding of current tax rules and interpretations. Finally, this discussion does not address all Federal income tax consequences of transactions (including consequences of sales to foreign individuals or entities), state or local tax consequences, estate or gift tax consequences, or the impact of foreign tax laws, associated with your Contract.
Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have a retroactive effect as well. As a result, you should consult a tax advisor about the application of tax rules found in the Internal Revenue Code of 1986, as amended (“IRC” or “the Code”), Treasury Regulations, applicable Internal Revenue Service (“IRS”) guidance, and any regulatory developments to your individual situation. We do not guarantee the tax status or treatment of your annuity.
Tax rules vary, depending on whether the Contract is offered under your employer-sponsored retirement program or arrangement, an individual retirement account or annuity, or a nonqualified Contract.
The Contracts are used under many types of retirement arrangements, which may include the following:
•
IRC section 403(b) annuities for employees of public schools, community colleges, colleges and universities, and other section 501(c)(3) tax-exempt organizations;
•
IRC section 401(a), 403(a), and 401(k) qualified plans (including plans for self-employed individuals);
•
IRC section 408(b) traditional IRAs;
•
IRC section 408A Roth IRAs;

•
IRC section 457 deferred compensation plans of governmental and certain tax-exempt employers;
•
IRC section 408(k) SEPs and SARSEPs; and
•
IRC section 408(p) SIMPLE retirement accounts.
Contracts purchased under these retirement arrangements described above (“Qualified Arrangement”) generally are referred to in this prospectus as “Qualified Contracts.” Contracts that are not purchased in connection with a Qualified Arrangement generally are referred to in this prospectus as “Non-Qualified Contracts.” Note that there are certain types of plans that are referred to as non-qualified, e.g. Non-qualified deferred compensation plans under IRC section 457, that, for purposes of this prospectus, are considered Qualified Arrangements. See below for further details.
Tax Status of Non-Qualified Contracts
Non-Qualified Contracts
Generally, the increases in the value of a Contract are not taxed until a distribution occurs. The taxable portion of the distribution is taxed at ordinary income tax rates. However, this tax deferral is only available if the Contract satisfies certain federal tax rules and requirements, described next. We do not guarantee the tax status or treatment of your Contract. The remainder of the discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.
Late Annuity Start Date
If the Contract’s annuity start date occurs (or is scheduled to occur) at a time when the Owner has reached an advanced age, it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner’s income.
Diversification
For a contract to be treated as a variable annuity for Federal income tax purposes, the underlying investments under the variable annuity must be “adequately diversified”. Treasury Regulations provide standards that must be met to comply with the rules. Under the regulations, an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.
If the variable annuity fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. We expect that the manager of the Underlying Funds monitors the Funds to comply with these Treasury Regulations.
Investor Control
Under certain circumstances, you, and not the Company, could be treated as the owner of the assets held in the Separate Account under your Non-Qualified Contract, based on the degree of control you exercise over the underlying investments. If this occurs, you may be currently taxed on income and gains attributable to the assets under the Contract rather than at the time of withdrawal.
There is little guidance in this area, and the determination of whether you possess sufficient incidents of ownership over such assets depends on all of the relevant facts and circumstances. However, Revenue Rulings 2003-91 and 2003-92 provide that an annuity owner’s ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of such assets. The Revenue Rulings provide that if, based on all the facts and circumstances, you do not have direct or indirect control over such assets, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. We do not know what limits may be set by the IRS in any future guidance that it may issue and whether such limits will apply to existing contracts.
While we believe the Contract does not give you investor control over such assets, we reserve the right to modify the Contract as necessary to prevent you from being considered as the owner of the assets of the Contract for purposes of the Code.
Non-Natural Owners
A Trust or Corporation or other Owner that is not a natural person (“Non-Natural Owner”) should consult a tax advisor. Generally, the Code does not confer tax-deferred status upon a Non-Qualified Contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract’s “income on the contract” (as defined in the tax law). However, certain exceptions may apply, such as for contracts held by a trust or other entity as an agent for a natural person or contracts held by certain employer sponsored retirement arrangements. If an exception applies, the entity’s general interest deduction under the Code may be limited. Finally, certain non-qualified deferred compensation plans are subject to special tax rules. Please consult a tax advisor if you are a Non-Natural Owner of a Contract.
Tax Treatment of Purchase Payments
Purchase Payments paid to a Nonqualified Contract are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. In general, your cost basis in a Non-Qualified Contract is equal to the Purchase Payments you put into the Contract less any amounts previously received from the Contract that were not includible in income.

Tax Treatment of Distributions
Partial Withdrawals
If you make a partial withdrawal from a Non-Qualified Contract, the IRC generally treats such withdrawals as taxable to the extent your contract value before the withdrawal (determined before the application of any surrender charge) exceeds your cost basis. Partial withdrawals from a Non-Qualified Contract that has Purchase Payments made before August 14, 1982, are an important exception to this general rule and are treated as first coming from the pre-August 14, 1982 Purchase Payments.
Amounts received under an automatic withdrawal plan are treated as withdrawals and not annuity payments for purposes of calculating taxable income.
Optional Living Benefits/Other Benefits
Generally, we will treat amounts credited to the contract value under the optional Living Benefit guarantees, for income tax purposes, as earnings in the contract. Thus, payments of Living Benefits are treated as taxable withdrawals to the extent there are taxable gains in the contract value. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts. If available and you elect an optional Living Benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax advisor before electing an optional Living Benefit.
Full Surrenders
In the case of a full surrender of a Non-Qualified Contract, the amount received on surrender is taxable to the extent it exceeds the cost basis.
Collateral Assignments and Gratuitous Transfers
If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to a divorce) you will owe federal income tax on the contract’s cash surrender value to the extent it exceeds your cost basis. The transferee’s cost basis will be increased to reflect the amount the transferor includes in income.
An assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified Contract will be treated as a withdrawal. If the entire contract value is assigned or pledged, subsequent increases in the contract value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount included in income with respect to such assignment or pledge.
Aggregation Rule
If you purchase multiple non-qualified annuity contracts from the same insurance company (or its affiliates), within the same calendar year, the IRS generally requires these annuity contracts to be aggregated and treated as a single contract for purposes of determining the taxable income associated with any distribution taken from the contracts for tax purposes. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, the contracts may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including determining whether the contract is an immediate annuity contract.) Aggregation impacts the amount of the distributions described above that is subject to taxation (and potentially subject to the 10% additional tax, if applicable). Owners should seek their own tax advice if you are purchasing more than one annuity from the same insurance company (or its affiliates) in the same calendar year.
Annuity Payments
If you annuitize your Non-Qualified Contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your cost basis. The portion of each annuity income payment that is considered a return of your cost basis will not be taxed. Your annuity income payment will be considered fully taxable after you have received a return of the entire amount of your cost basis.
Death Benefits
The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from a non-qualified annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.
Enhanced death benefits (if applicable to your Contract) are used as investment protection and are not expected to give rise to any adverse tax effects. However, the IRS could take the position that some or all the charges for these death benefits should be treated as a partial withdrawal from the Contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% additional tax if the Owner is under 59½, unless another exception applies. You should consult your tax advisor regarding these features and benefits prior to purchasing a Contract.
Upon death, any remaining amounts in the Contract must be distributed in accordance with the requirements under the Code. For deaths that occur after the Contract’s annuity start date, payments under the Annuity Option elected will continue to be paid at least as rapidly as under the method of distribution in effect at such Owner’s death. For deaths that occur prior to the Contract’s annuity start date, the entire interest in the Contract can be paid in one of the following manner:
(1)
Lump sum payment of the death benefit.

(2)
Payment of the entire death benefit within five years of the date of any Owner’s death.
(3)
Payment of the death benefit over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary. Under this option, distributions must begin within one year of the date of any Owner’s death. Note - This option is not available for a beneficiary that is a non-natural person.
(4)
Spousal Option Only. The spousal beneficiary can elect to treat the annuity contract as their own.
Special rules apply if the Owner is a non-natural person, where the annuitant is generally treated as the Owner.
10% Additional Tax
The taxable portion of any distribution, whether annuity income payment or other withdrawal, prior to the Owner reaching age 59½ is subject to a 10% additional tax unless an exception applies. Some of the main exceptions include:
•
when paid to your Beneficiary after you die;
•
after you become permanently disabled (as defined in the IRC);
•
when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary;
•
under an immediate annuity contract; or
•
when attributable to Purchase Payments made prior to August 14, 1982.
Other exceptions may available depending on contract type and your circumstances. Please consult your tax advisor or www.irs.gov for more information.
Net Investment Income Tax
There is a 3.8% tax on net investment income for Owners with Modified Adjusted Gross Income (“MAGI”) that exceeds certain thresholds based on the type of filer. Further information may be found on www.irs.gov. For this purpose, net investment income generally will include taxable distributions from a Non-Qualified Contract. It is also possible the tax could apply to other taxable amounts relating to your Non-Qualified Contract. Please consult your tax advisor. This tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be considered in determining the MAGI threshold.
Tax Treatment of Exchanges
The Non-Qualified Contract may be issued in exchange for all or part of another annuity contract that you own. In addition, the Contract Owner may be permitted to exchange the Contract for a new annuity contract prior to the commencement of annuity income payments. A full or partial exchange of one annuity contract for another is a tax-free transaction under IRC section 1035, provided that the requirements of that section are satisfied. Please note that the exchange may be tax reportable. If you exchange part of an existing annuity contract for another annuity contract, and within 180 days of the exchange you receive a distribution other than certain annuity payments, the exchange may not be tax free. You should consult a tax advisor when exchanging part or all of an annuity contract.
Qualified Contracts
Qualified Contracts taxation varies with the type of plan and terms and conditions of each specific plan. You will get no additional tax advantage from this Contract if you are investing through a Qualified Contract beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the Contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, protection through Living Benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified Contract are suitable for your needs and objectives and are appropriate in light of the expense.
The terms of the plan may limit the rights otherwise available under the Contracts. The Code and, if applicable, your Contract or Qualified Arrangement, may have limitations and restrictions such as: the amount that can be contributed; the form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Some of these limitations are adjusted annually. Please see www.IRS.gov or consult your tax advisor.
The following are general summary descriptions of the types of Qualified Arrangements with which the Qualified Contracts may be used. Not all plan types will be available under your Contract. Descriptions of such arrangements are not exhaustive and are for general information purposes only. The tax rules regarding Qualified Arrangements are very complex and will have differing applications depending on individual facts and circumstances. Each prospective purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.
Plans of Self-Employed Individuals: “H.R. 10 Plans”
Pension and Profit Sharing Plans 401(a)/401(k)
Tax-Sheltered Annuity (403(b))
In general, certain Contracts originally established by a IRS Revenue Ruling 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the regulations; provided that no salary reduction or other contributions have ever been made to the Contract, and that no additional transfers are made to the Contract on or after September 24, 2007.
SIMPLE IRA
Employers with 100 or fewer employees can maintain a SIMPLE IRA plan. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate SIMPLE IRA for each employee. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. The employee is always 100% vested in (or, has ownership of) all SIMPLE IRA money.
Traditional Individual Retirement Annuities (IRA), SEP IRA, or Roth IRA
The IRA Disclosure Statement, ROTH IRA Disclosure Statement, or Traditional, SEP, and Roth Individual Retirement Annuity (IRA) Combined Disclosure Statement which was received at the time of original issue of your IRA, SEP IRA or Roth IRA contains information about eligibility, contribution limits, distribution restrictions and other tax information. For further information about contributions and distributions from your IRA, please see Publications 590-A and 590-B on the IRS website at www.irs.gov.
Traditional Individual Retirement Annuities
Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional IRA. Under applicable limitations, certain amounts (adjusted annually) may be contributed to an IRA. Such contributions may be deductible, depending on your modified gross income.
Roth IRAs
Section 408A of the Code permits an individual to contribute to an individual retirement account called a Roth IRA. Contributions to a Roth IRA are not deductible, but distributions are tax-free if certain requirements are satisfied. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can make regular cash contributions.
Simplified Employee Pension Plan (“SEP”) IRA
Sole proprietors, partnerships, and corporations, including S corporations, can set up SEPs. Employer contributions under a SEP are made to a separate IRAs established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees’ compensation. Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP (known as SARSEPs).
Deferred Compensation Plans — Section 457
A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and (ii) belong to either a select group of management or highly compensated employees or, if provided under the deferred compensation arrangement, independent contractors.
The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants. For plans of non-governmental tax-exempt employers, the employee has no present ownership rights in the Contract and is entitled to payment only in accordance with the eligible deferred compensation plan (an “EDCP”) provisions and, where applicable, any trust under which the Contract may be held. Non-governmental 457 plan assets must remain assets of the employer and are subject to claims by the creditors of the employer.
Under these plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from, or if a non-governmental tax-exempt employer, otherwise made available to the recipient.
Tax Treatment of Purchase Payments
For employer-sponsored arrangements, Purchase Payments under Qualified Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. For IRAs, Purchase Payments also can be made as a pre-tax or after-tax contribution. If you make contributions on a pre-tax basis, then you have no cost basis in your Contract. However, you normally will have cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a non-deductible traditional IRA or in another Qualified Contract.
Limitations and restrictions may apply to Purchase Payments. Please refer to www.IRS.gov for further information, as these limitations and restrictions may be based on several factors.
Various penalty and excise taxes may apply to contributions made in violation of applicable contribution limits. You should consult a qualified tax advisor associated with any questions related to the contribution to or transfer from an employer sponsored retirement plan or arrangement, IRA, or Roth IRA.
Tax Treatment of Distributions
Distributions from Qualified Contracts, other than IRAs and Roth IRAs, are often limited by the IRC and by the terms of the employer-sponsored retirement plan. In some cases, distributions are not available unless there has been a distributable event as defined by the terms of the plan. All distributions are tax at ordinary income tax rates. Various penalty taxes may apply to distributions made in violation of applicable requirements. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. You should consult a qualified tax advisor associated with any questions related to the distribution or transfer from an employer sponsored retirement plan or arrangement, IRA, or Roth IRA.
Non-Roth Qualified Contracts. Distributions from Qualified Contracts other than Roth IRAs and designated Roth accounts (described below) are taxable, except to the extent allocable to after-tax contributions or non-deductible traditional IRA contributions.

Roth IRAs and Designated Roth Accounts. “Qualified” distributions from Roth IRAs and Designated Roth Accounts upon attainment of age 59½, upon death or disability, or for qualifying first-time homebuyer expenses (Roth IRAs only) are tax-free as long as five or more years have passed since the first contribution to the taxpayer’s first Roth IRA or Designated Roth Account. Qualified distributions may be subject to state income tax in some states. Special tax rules will apply to distributions that are not qualified and such distributions are generally subject to the same 10% additional tax on amounts included in income as for other IRAs. Distributions of rollover or conversion contributions may be subject to a 10% additional tax if the distribution of those contributions is made within five years of the rollover or conversion.
Designated Roth and Roth IRA Conversions. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions from qualified contracts into Roth IRAs normally require taxes to be paid in the year of the conversion on any previously untaxed amounts included in the amount converted. The taxable value of such a conversion may consider the value of certain benefits under the Contract.
457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.
Annuitization. If you annuitize your Qualified Contract, special tax rules apply to determine the taxable amount of your annuity income payment depending on your Qualified Arrangement. Please consult your tax advisor.
10% Additional Tax. You should consult your tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any. The taxable portion of any distribution, whether annuity income payment or other withdrawal, prior to the Owner of a Qualified Contract reaching age 59½ is subject to a 10% additional tax unless an exception applies. Some of the main exceptions include:
•
when paid to your Beneficiary after you die;
•
after you become permanently disabled (as defined in the IRC); and
•
as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary.
Other exceptions may be applicable under certain circumstances. In addition, you may be able to repay certain distributions if certain requirements are satisfied. Distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% additional tax, rather than a 10% additional tax.
Direct and Indirect Rollovers
A rollover distribution, including eligible rollover distributions as defined below, from an IRA, 403(b) TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, 403(b) TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan.
An eligible rollover distribution is the taxable portion of any amount received by a covered employee from a retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code. Generally, certain types of distributions are not considered eligible rollover distributions, such as distributions received on account of:
a)
a required minimum distribution,
b)
a hardship withdrawal, or
c)
a series of substantially equal payments (at least annually) made over your life expectancy or the joint life expectancies of you and your designated Beneficiary, or a distribution made for a specified period of 10 years or more.
A rollover distribution (including an eligible rollover distribution) may be transferred as a direct or indirect rollover. In a direct rollover, the funds are directly transferred from one Qualified Arrangement to another. In an indirect rollover, the individual receives a distribution from the Qualified Arrangement and reinvests it in another Qualified Arrangement within 60 days of the distribution. For indirect rollovers, you must include in your income for the year the taxable amount of any portion of the distribution that you do not roll over. An indirect rollover of an eligible rollover distribution will be subject to a mandatory 20% withholding tax (described below).
Individuals are only permitted to make one indirect rollover from an IRA to another IRA in any one-year period. It is important to note that the one rollover per year limitation does not apply to amounts taken as an eligible rollover distribution from an employer sponsored retirement arrangement or from amounts transferred directly between IRAs in a trustee-to-trustee transfer.
Funds may generally be rolled over tax-free from a SIMPLE IRA to another IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.
You should always consult your tax advisor before you move or attempt to move any funds.
Tax Treatment of Death Benefits
The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.
Enhanced death benefits (if applicable to your Contract) are used as investment protection and are not expected to give rise to any adverse tax effects. However, the IRS could take the position that some or all the charges for these death benefits should be treated as a partial withdrawal from the Contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% additional tax described above if the Owner is under 59½, unless another exception applies. The IRS may consider these benefits “incidental death benefits” or “life insurance.” You should consult your tax advisor regarding these features and benefits prior to purchasing a Qualified Contract. See below for required distributions after the death of the owner.
Required Minimum Distributions
Your required minimum distribution (RMD) is the minimum amount you must withdraw from your Qualified Arrangement each year after your required beginning date. The RMD rules do not apply to Roth IRAs or designated Roth accounts when the Owner is alive.
Failure to satisfy the minimum distribution requirements may result in an excise tax. A 25% excise tax may be assessed on any RMD that is required but not taken timely. However, if the late RMD is taken within a two-year period, the penalty may be reduced to 10% if certain conditions are satisfied. You should consult your tax advisor for more information.
Required Beginning Date
Generally, the IRC requires that you begin taking annual distributions from Qualified Contracts by December 31 of the calendar year in which you attain the “applicable age”:
•
Age 75 if you were born January 1, 1960 or later.
•
Age 73 if you were born on or after January 1, 1951, and before January 1, 1960.
•
Age 72 if you were born on or after July 1, 1949, and before January 1, 1951.
•
Age 70 ½ if you were born before July 1, 1949.
For employer sponsored retirement plans, you must begin distributions on the later of (1) reaching the applicable age, or (2) the calendar year in which you sever employment from the employer sponsoring the plan.
You may choose to delay your first distribution until April 1 of the calendar year following in which you reach the applicable age or sever employment, as applicable. However, if you choose to delay your first distribution, you will be required to withdraw your second RMD on or before December 31 in that same year. For each year thereafter, you must withdraw your RMD by December 31.
For 403(b) contracts, amounts accumulated under a Contract on December 31, 1986, may be subject to special distribution rules.
Combining Distributions from Multiple Qualified Contracts
If you own more than one IRA, you may be permitted to take your RMD in any combination from your IRAs. A similar rule applies if you own more than one 403(b) account, unless the Plan, Contract, or account otherwise provides. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a 403(b) account, and you cannot satisfy the requirement for your 403(b) account by taking a distribution from an IRA.
Automatic Withdrawal Option
If available, you may elect to have the RMD amount for your Contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy, and we do not guarantee the accuracy of our calculations.
Impact of Optional Benefits
The annuity contract value used to determine RMDs includes the actuarial present value of other benefits under the Qualified Contract, such as enhanced death benefits and/or Living Benefits. However, please note that not all Contracts have enhanced death benefits and/or Living Benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger RMD. This does not apply to RMDs made under an irrevocable annuity income option.
If you have purchased the IncomeLOCK or IncomeLOCK Plus benefit option, the calculation of the RMD may include the value of the IncomeLOCK or IncomeLOCK Plus and may increase the amount of the RMD. IncomeLock and IncomeLock Plus benefit options are no longer available for purchase.
We recommend you consult your tax advisor concerning your required minimum distribution.
Required After Death Distributions
Upon death, any remaining amounts in the Qualified Contract must be distributed in accordance with the requirements under the IRC. The timing of these distributions will depend on whether the death occurs before the owner was required to take RMDs, the type of Beneficiary, and the beneficiary’s relationship to the deceased owner. The information provided below applies to Owners who die after 2019 (after 2021 for certain governmental and collectively bargained retirement plans). For Owners’ deaths prior to such dates, individuals should consult a tax advisor regarding the applicable after-death distribution requirements.
Eligible designated Beneficiaries (“EDB”) are generally a natural person designated as beneficiary (“designated beneficiaries”) who are also:
•
the surviving spouse of the owner;
•
a minor child of the owner;
•
a qualifying disabled or chronically ill beneficiary; or
•
an individual who is not more than ten years younger than the owner.
If the Beneficiary is an EDB, , the entire amount in the Contract generally must be paid to the EDB:
•
if the owner had not reached their required beginning date for RMDs
•
within 10 years after the owner’s death, or

•
by December 31st of the year following the year of death and be paid over the lifetime or single life expectancy of the EDB; or
•
if the owner had reached their required beginning date for RMDs, payments must continue at least as rapidly as was required for the owner and all amounts must be distributed within 10 years of the owner’s death.
Exceptions to this rule may apply in the case of an EDB who is also the owner’s spouse or minor child.
If a Beneficiary is a designated beneficiary, the entire amount in the Contract must be distributed either:
•
if the owner had not reached their required beginning date for RMDs, within 10 years after the owner’s death, or
•
if the owner had reached their required beginning date for RMDs, payments must continue at least as rapidly as was required for the owner and all amounts must be distributed within 10 years of the owner’s death.
If the Beneficiary is not a designated beneficiary or an EDB, the Beneficiary must receive the entire amount in the Contract:
•
if the owner had not reached their required beginning date for RMDs, within 5 years after the owner’s death, or
•
if the owner had reached their required beginning date for RMDs, payments must continue at least as rapidly as was required for the owner.
Additional rules, requirements, and exceptions may apply. Please consult a tax advisor.
Gifts, Pledges, Assignments of and/or Loans from a Qualified Contract
Qualified Contracts are prohibited from being transferred, assigned or pledged as security for a loan. This generally does not apply to loans under an employer-sponsored retirement plan (including loans from the annuity contract) that satisfy certain requirements, provided that the plan is not an unfunded deferred compensation plan. Another exception to this rule includes an assignment pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.
For certain qualified arrangements, a default of a loan may be considered a taxable distribution and may be subject to a 10% additional tax if the distribution occurred prior to your attainment of age 59.5 unless an exception applies. Please see the terms of your loan for specifics regarding your loan and the tax impact of defaults.
You should consult a tax advisor as to the availability of these and any other exceptions.
Tax Withholding and Reporting
Taxable amounts distributed from annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution and, in certain cases, the amount of your distribution. An election out of federal withholding must be made in accordance with the IRS guidance as directed on forms that we provide. If an election out of withholding or election of another amount is not made, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, and the payee was single with no adjustments, or (2) for other distributions, at the rate of 10%. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless payments are directed to your U.S. residential address. We are also required to withhold if you do not provide a valid TIN.
State income tax withholding rules vary, and we will withhold based on the rules of your state of residence. Your state may require any election associated with withholding to be undertaken on the state’s prescribed form.
Special tax rules apply to withholding for non-United States persons, and we generally withhold income tax for such non-United States persons at a rate of 30% of the taxable amount. A different withholding rate may be applicable to a non-United States person based on the terms of an existing income tax treaty between the United States and the non-United States person’s country. To qualify for any reduced withholding, the non-United States person must provide applicable certifications under Form W-8 BEN-E, Form W-8IMY, or other applicable form. Any Form W-8, including the Form W-8 BEN-E and Form W-8IMY, is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. You should consult your tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any. Note, any payments made to a foreign entity, where such entity fails to provide the applicable certifications, may result in a 30% withholding on certain gross payments, which could include distributions from annuity contracts.
Any income tax withheld is a credit against your income tax liability. Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
20% Federal Income Tax Withholding on Eligible Rollover Distributions
For certain qualified employer sponsored plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an eligible rollover distribution for Federal income taxes. This requirement is mandatory and cannot be waived by the owner. You may avoid withholding if you do a direct rollover between Qualified Arrangements.

Generation Skipping Transfer Tax Withholding
Under certain circumstances, the IRC may impose generation skipping transfer tax when all or a part of an annuity contract is transferred (including a death benefit paid) to an individual two or more generations younger than the owner. The Company may be required to undertake withholding associated with such a transaction. Contract Owners should consult a tax advisor with any questions.
Advisory Fees
Non-Qualified Contracts
The IRS has issued a private letter ruling (PLR) to the Company recognizing the ability, in specific circumstances, to not treat the payment of investment advisory fees to an investment advisor from Non-Qualified Contracts as a taxable withdrawal from the Contracts. Only the Company can rely on the PLR from the IRS.
Under the terms of the Company’s PLR, the Advisory Agreement with the Investment Advisor must provide that the Investment Advisor will help you select investment options for the Contract. Advisory Program Fees for such services must not exceed an annual rate of 1.50% of the Contract’s cash value for the period to which the Advisory Program Fees relate. The Contract owner is solely liable for the fees. The Advisory Program Fees may not constitute compensation to the Advisor for services related to any assets other than the Contract. The Advisory Program Fees are an expense of the Contract and not a distribution to you as the owner. Any payment of advisory fees inconsistent which such requirements may be treated as withdrawals for tax purposes by the Company and/or by the IRS. Notwithstanding the tax treatment of Advisory Program Fees by the Company, federal and/or state taxing authorities could determine that such fees should be treated as taxable withdrawals. In such circumstances any fees prior to your attainment of age 59½ could also result in a 10% additional tax.
The Company only administers the terms of the PLR for the GPS and GPA Advisory Programs, which are offered through VFA, our affiliate. Accordingly, the description above only applies to such programs. This means if you participate in a third-party Advisory Program and VFA is not your Investment Advisor, partial withdrawals, including Investment Advisor fees, taken from a Non-Qualified Contract will be considered distributions or withdrawals for tax purposes and will be treated as a taxable distribution.
Qualified Contracts
The IRS has issued multiple private letter rulings recognizing the ability, in specific circumstances, to treat the payment of investment advisory fees to an investment advisor out of Qualified contracts as non-taxable withdrawals from the contracts. The restrictions for Qualified Contracts are similar to those outlined for Non-Qualified.
Civil Unions and Domestic Partnerships
Parties to a state civil union or domestic partnership are not treated as married under federal law. Accordingly, certain transactions (such as a change of ownership or spousal continuation) may be taxable to those persons. Contract Owners should consult a tax advisor with any questions.
Our Taxes
The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company. We are entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account, which may include foreign tax credits and the corporate dividends received deduction. These potential benefits are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.
Legal Proceedings

There are no material pending legal proceedings affecting the Separate Account, the Company, or the principal underwriter. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Separate Account or of the Company to meet its obligations under the variable annuity contracts.
Various lawsuits against the Company have arisen in the ordinary course of business. As of the date of this prospectus, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Separate Account or of the Company to meet its obligations under the variable annuity contracts.

Financial Statements

Information about the financial statements of the Company and the Separate Account and American Home (if applicable to you) are included in the SAI. Instructions for obtaining the SAI can be found on the back cover of this prospectus. We encourage both existing and prospective contract owners to read and understand the financial statements.

Appendix A — Investment Options Available Under the Contract

If your Contract is through certain employer-sponsored retirement plans, the availability of certain Portfolio Companies can vary based on your employer. Refer to your employer’s retirement program documents for a list of the employer-selected Portfolio Companies available in your Contract and any limitations on the number of Portfolio Companies you may choose. All Portfolio Companies may not be available for all plans or Contracts.
The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.corebridgefinancial.com/rs/prospectus-and-reports/annuities. You can also request this information at no cost by calling 1-800-448-2542.
The current expenses and performance information below reflect fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge, such as Platform Charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Type/Investment Objective	Portfolio Company and Adviser/Subadviser(s)[1]	Current Expenses	Platform Charge[4]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2025)
					1 Year	5 Year	10 Year (or life of fund)
Domestic Large-Cap Equity	Capital Appreciation Fund[2] Adviser: VALIC Sub-Adviser: Columbia Management Investment Advisers, LLC	0.73%	None	0.73%	14.19%	14.69%	15.33%
	Growth Fund[2,3] Adviser: VALIC Sub-Advisers: BlackRock Investment Management, LLC	0.61%	None	0.61%	14.57%	11.57%	15.67%
	Large Cap Core Fund[2] Adviser: VALIC Sub-Adviser: JPMIM and T. Rowe Price	0.66%	None	0.66%	9.81%	10.02%	14.27%
	Stock Index Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.23%	None	0.23%	17.55%	14.08%	14.46%
	Systematic Core Fund[2,3] Adviser: VALIC Sub-Adviser: Goldman Sachs Asset Management, L.P.	0.64%	None	0.64%	14.77%	12.45%	13.89%
Domestic Mid- Cap Equity	Mid Cap Index Fund[2] Adviser: VALIC Sub-Adviser: BlackRock	0.35%	None	0.35%	6.95%	8.68%	10.34%
	Mid Cap Strategic Growth Fund[2] Adviser: VALIC Sub-Advisers: Janus Henderson Investors US LLC and Voya Investment Management Co. LLC	0.74%	None	0.74%	11.34%	7.88%	13.56%
Domestic Small- Cap Equity	Small Cap Growth Fund[2,3] Adviser: VALIC Sub-Advisers: American Century Investment Management, Inc. and T. Rowe Price Associates, Inc.	0.88%	None	0.88%	9.20%	-2.35%	11.01%
	Small Cap Index Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.38%	None	0.38%	12.23%	5.69%	9.27%
Global Equity (International and Domestic)	International Socially Responsible Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.55%	None	0.55%	27.32%	7.80%	9.10%
International Equity	Emerging Economies Fund[2] Adviser: VALIC Sub-Adviser: BlackRock	1.02%	None	1.02%	30.11%	4.19%	8.04%
Specialty	Science & Technology Fund[2,3] Adviser: VALIC Sub-Advisers: BlackRock, Voya	0.91%	None	0.91%	22.57%	11.59%	18.92%
A-1

Type/Investment Objective	Portfolio Company and Adviser/Subadviser(s)[1]	Current Expenses	Platform Charge[4]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2025)
					1 Year	5 Year	10 Year (or life of fund)
Hybrid (Equity and Fixed Income)	Aggressive Allocation Lifestyle Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.54%	None	0.54%	16.94%	8.73%	9.38%
	Conservative Allocation Lifestyle Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.59%	None	0.59%	11.79%	4.34%	5.85%
	Moderate Allocation Lifestyle Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.54%	None	0.54%	14.40%	7.01%	8.10%
Fixed Income	Core Bond Fund[2] Adviser: VALIC Sub-Advisers: PineBridge Investments LLC and JPMIM	0.48%	None	0.48%	7.64%	-0.16%	2.36%
	Goldman Sachs VIT Government Money Market Fund[3] – Institutional Shares Adviser: Goldman Sachs	0.18%	None	0.18%	4.20%	3.18%	2.11%
1 The following adviser/sub-adviser abbreviations are used in this table:
•
BlackRock – BlackRock Investment Management, LLC
•
Goldman Sachs – Goldman Sachs Asset Management, L.P.
•
JPMIM – J.P. Morgan Investment Management Inc.
•
VALIC – The Variable Annuity Life Insurance Company
•
Voya – Voya Investment Management Co. LLC
2 A VALIC Company I Fund.
3 This Portfolio Company is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Portfolio Company prospectus for additional information.
4 A Platform Charge may only be increased to the extent that the Base Contract Expense plus the Platform Charge does not exceed 1.25%.
Fixed Account Options
The following is a list of Fixed Account Options currently available under the Contract. We may change the features of the Fixed Account Options listed below, offer new Fixed Account Options, and terminate existing Fixed Account Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn from a Fixed Account Option before the end of its term, we may apply a Contract Adjustment. This may result in a significant reduction in your Contract value.
Name	Term	Minimum Guaranteed Interest Rate
Potentia General Account	1-Year	2%
A-2

Appendix B — State Contract Variability

Prospectus	Provision Availability or Variation	Issue State
Premium Tax	We deduct premium tax charges of 0.50% for Qualified Contracts and 2.35% for Non-Qualified Contracts based on contract value when you begin the Payout Period.	California
Premium Tax	We deduct premium tax charges of 2.0% for Non-Qualified contracts based on total Purchase payments when you begin the Payout Period.	Maine
Premium Tax	We deduct premium tax charges of 3.5% for Non-Qualified contracts based on total Purchase payments when you begin the Payout Period.	Nevada
Premium Tax
For the first $500,000 in the Contract, we deduct premium tax charges of 1.25% for Non-Qualified Contracts based on total Purchase Payments when you begin the Payout Period. For any amount in excess of $500,000 in the Contract, we deduct front-end premium tax charges of 0.08% for Non-Qualified Contracts based on total Purchase Payments when you begin the Payout Period.
South Dakota
Premium Tax	We deduct premium tax charges of 1.00% for Qualified Contracts and 1.00% for Non-Qualified Contracts based on contract value when you begin the Payout Period.	West Virginia
Premium Tax	We deduct premium tax charges of 1.00% for Non-Qualified contracts based on total Purchase payments when you begin the Payout Period.	Wyoming
B-1

The Statement of Additional Information (SAI) contains additional information about the Contract, the Company, and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. To request a free copy of the SAI, request other information about the Contracts, or make investor inquiries, you may contact us by:
•
Mailing: Annuity Service Center, P.O. Box 15648, Amarillo, Texas 79105
•
Calling: 1-800-448-2542
•
Visiting: www.corebridgefinancial.com/rs/prospectus-and-reports/annuities
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier: C000004710
© 2026 Corebridge Financial, Inc.
All Rights Reserved.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP FIXED
AND VARIABLE DEFERRED ANNUITY CONTRACTS
Potentia®

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2026
This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to that set forth in the prospectus for Potentia dated May 1, 2026, and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained free of charge by calling or writing The Variable Annuity Life Insurance Company (the “Company”), at Annuity Service Center, P.O. Box 15648, Amarillo, Texas 79105; 1-800-448-2542. Prospectuses are also available on the internet at www.corebridgefinancial.com/rs/prospectus-and-reports/annuities.

2

General Information and History

Flexible payment deferred annuity contracts (“Contracts”) are offered in connection with the prospectus to which this SAI relates. Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to any minimum payment requirements under the Contract. The Contracts are non-participating and will not share in any of the profits of the Company. The Contracts are unallocated, which means that VALIC will not maintain separate Participant account records and will not issue a separate contract or certificate to the Participant. However, the Participant’s interest in the Contracts, as reflected in records maintained by or on behalf of the plan sponsor, is subject to all of the applicable restrictions under Code section 403(b), and to plan limitations that may be more restrictive than the Code restrictions.
About VALIC
We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Potentia. Our principal offices are located at 2919 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States. VALIC is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). VALIC is obligated to pay full amounts promised to investors under the Contracts, subject to its financial strength and claims-paying ability.
On March 26, 2026, Corebridge and Equitable Holdings, Inc., announced that they entered into a definitive agreement to combine in an all-stock merger.  Under the terms of the merger agreement, both companies will become wholly owned subsidiaries of a newly formed holding company, which will be renamed “Equitable Holdings, Inc.” upon the closing of the transaction.  The transaction is expected to close by year-end 2026, subject to certain regulatory approvals and other customary closing conditions. Upon completion of the transaction, VALIC will be an indirect wholly owned subsidiary of the new Equitable Holdings, Inc.
About VALIC Separate Account A
When you direct money to the Contract’s Variable Investment Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Portfolio Companies made available in the Contract. VALIC Separate Account A invests in the Portfolio Companies on behalf of your account. VALIC acts as custodian for the Portfolio Company shares owned through the Separate Account. VALIC Separate Account A is made up of what we call “Divisions.” Each Division invests in a different Portfolio Company made available through the Contract. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.
VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the “1940 Act”). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933, as amended (the “1933 Act”).
VALIC Separate Account A is administered and accounted for as part of the Company’s business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be used to pay any liabilities of the insurance company other than those arising from the Contracts. Income, gains, and losses credited to, or charged against, VALIC Separate Account A reflects its own investment experience and not the investment experience of VALIC’s other assets. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts.
We are obligated to pay all amounts promised to investors under the Contracts. The commitments under the Contracts are the sole obligation of VALIC and the assets in VALIC Separate Account A may not be used to pay any liabilities of VALIC other than those arising from the Contracts. All amounts paid from our General Account, including our obligations under any Fixed Account Option and any death benefits or Payout Payments, in excess of your amounts in the Separate Account are subject to the Company’s financial strength, claims-paying ability, and long-term ability to make payments.
3

Non-Principal Risks of Investing in the Contract

Not applicable.

Services

VALIC acts as custodian of the Separate Account. VALIC has custody of all assets and cash of the Separate Account and handles the collection of proceeds of shares of the Funds bought and sold by the Separate Account.
PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for The Variable Annuity Life Insurance Company Separate Account A, The Variable Annuity Life Insurance Company (“VALIC”), and American Home Assurance Company.
4

Annuity Payments

Assumed Investment Rate
The discussion concerning the amount of Payout Payments under an annuity Contract selected by a Participant that follows this section is based on an Assumed Investment Rate of 3½% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3½% rate described in this prospectus as follows: 3%, 4½%, 5% or 6% per annum. (Note: an Assumed Investment Rate higher than 5% may not be selected under individual contracts.) The foregoing Assumed Investment Rates are used merely to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.
Amount of Payout Payments
The amount of the first variable annuity payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.
The Contracts contain tables indicating the dollar amount of the first Payout Payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%, 3 1/2%, 4% and 5% per annum (3% in the group contract).
The portion of the first monthly variable Payout Payment derived from a division of VALIC Separate Account A is divided by the Payout Unit value for that division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another division or to provide a fixed annuity.
In any subsequent month, the dollar amount of the variable Payout Payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the division or divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3% or other Assumed Investment Rate referred to above.
Therefore, the dollar amount of variable Payout Payments after the first will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.
Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity Contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity Contracts are significantly more favorable than the annuity rates guaranteed by the Contract, the Annuitant will be give the benefit of the new annuity rates.
Payout Unit Value
The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See “Purchase Period” in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under “Payout Period.”
5

The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.
Illustration of Calculation of Payout Unit Value
Example:
1.	Payout Unit value, beginning of period	$.980000
2.	Net investment factor for Period (see Example 3)	1.023558
3.	Daily adjustments for 3 ½% Assumed Investment Rate	.999906
4.	(2)x(3)	1.023462
5.	Payout Unit value, end of period (1)x(4)	$1.002993
Illustration of Payout Payments
Example: Annuitant age 65, Life Annuity with 120 Payments Certain
1.	Number of Purchase Units at Payout Date	10,000.00
2.	Purchase Unit value (see earlier Example)	$1.800000
3.	Account Value of Contract (1) X (2)	$18,000.00
4.	First monthly Payout Payment per $1,000 of Account Value	$5.63
5.	First monthly Payout Payment (3) X (4) divided by 1,000	$101.34
6.	Payout Unit value (see Example above)	$.980000
7.	Number of Payout Units (5) divided by (6)	$103.408
8.	Assume Payout Unit value for second month equal to	$.997000
9.	Second monthly Payout Payment (7) X (8)	$103.10
10.	Assume Payout Unit value for third month equal to	$.953000
11.	Third monthly Payout Payment (7) X (10)	$98.55

Distribution of Variable Annuity Contracts

The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia.
The Contracts are no longer offered to new plans but may be available to participants in plans with an existing Contract. Previously, the Contracts were sold in a continuous offering by licensed insurance agents who were registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority (“FINRA”).
Corebridge Capital Services, Inc. (“Distributor”) is the distributor for VALIC Separate Account A. Distributor, an affiliate of the Company, is located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302. The Distributor is a Delaware corporation and a member of FINRA.
VALIC no longer pays commissions to financial professionals for sale or subsequent Purchase Payments made into the Contracts. The commissions which were paid by the Company did not result in any charge to Contract Owners or to VALIC Separate Account A.
Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. The Company has not paid any sales commissions with respect to sales of the Contract for the past three fiscal years ended December 31.

Recordkeeping for the Contracts

For certain plans, VALIC provides group and participant recordkeeping and administration services for the Contracts, including account servicing and statements. VALIC’s administrative offices are located at 2929 Allen Parkway, Houston, Texas 77019. Other plans are not administered by VALIC, and you should contact your employer/plan sponsor for information as to the plan administration and record keeping services provider.
6

Financial Statements

PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for The Variable Annuity Life Insurance Company Separate Account A, The Variable Annuity Life Insurance Company (“VALIC”), and American Home Assurance Company.
You may obtain a free copy of these financial statements if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019, call us at 1-800-448-2542, or visit www.corebridgefinancial.com/rs/prospectus-and-reports/annuities. The financial statements have also been filed with the SEC and can be obtained through its website at www.sec.gov.
The following financial statements incorporated by reference within the SAI included on the most recent Form N-VPFS filed with the SEC have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
•
The Audited statement of assets and liabilities of The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company as of December 31, 2025, and the related statements of operations and changes in net assets for each of the two years in the period then ended December 31, 2025.
•
The Audited Statutory Financial Statements and Supplemental Information of The Variable Annuity Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025, and December 31, 2024, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025.
The following financial statements incorporated by reference within the SAI included on the most recent Form N-VPFS filed with the SEC have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
•
The Audited Statutory Basis Financial Statements of American Home Assurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025, and December 31, 2024, and the related statutory statements of operations, and of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025.
The financial statements of VALIC should be considered only as bearing on the ability of VALIC to meet its obligation under the contracts. You should only consider the statutory financial statements of American Home Assurance Company (“American Home”) that we include in the Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under Policies issued prior to December 29, 2006, at 4:00 p.m. Eastern Time (“Point of Termination”). Policies with an issue date after the Point of Termination are not covered by the American Home guarantee.
© 2026 Corebridge Financial, Inc.
All Rights Reserved.
7

Part C — Other InformatiON
Item 27.

Exhibit Number	Description	Location
(a)(1)
Resolutions adopted by The Variable Annuity
Life Insurance Company Board of Directors
at its Annual Meeting of April 18, 1979
establishing The Variable Annuity Life
Insurance Company Separate Account A.

Incorporated by reference to Post-Effective Amendment
No. 5 to Form N-4 Registration Statement (File
No. 33-75292/811-3240) of The Variable Annuity Life
Insurance Company Separate Account A filed on March 1,
1996, Accession No. 0000950129-96-000265.

(a)(2)	Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of Executive Committee of The Variable Annuity Life Insurance Company Board of Directors.
Incorporated by reference to Post-Effective Amendment
No. 3 to Form N-4 Registration Statement (File
No. 333-49232/811-3240) of The Variable Annuity Life
Insurance Company Separate Account A filed on May 1,
2003, Accession No. 0000950129-03-002381.

(b)	Custodian Agreements.	Not Applicable.
(c)(1)	Distribution Agreement between The Variable Annuity Life Insurance Company, The Variable Annuity Life Insurance Company Separate Account A and AIG Capital Services, Inc. effective December 31, 2018.
Incorporated by reference to Post-Effective Amendment
No. 26 to Form N-4 Registration Statement (File
No. 333-137942/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on April 30,
2019, Accession No. 0001193125-19-128514.

(d)(1)	Specimen Unallocated Group Contract GFVUA — 600.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File
No. 333-49232/811-3240) of The Variable Annuity Life
Insurance Company Separate Account A filed on
February 14, 2001, Accession No. 0000899243-01-000366.

(d)(2)	Specimen Section 403(b) Tax Sheltered Annuity Endorsement.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File
No. 333-49232/811-3240) of The Variable Annuity Life
Insurance Company Separate Account A filed on
February 14, 2001, Accession No. 0000899243-01-000366.

(d)(3)	Contract Endorsement Form
Incorporated by reference to Post-Effective Amendment
No. 27 to Form N-4 Registration Statement (File
No. 333-137942/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on April 28,
2020, Accession No. 001683863-20-006208.

(e)	Specimen Application.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File
No. 333-49232/811-3240) of The Variable Annuity Life
Insurance Company Separate Account A filed on
February 14, 2001, Accession No. 0000899243-01-000366.

(f)(1)	Copy of Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company, effective as of April 28, 1989.
Incorporated by reference to Post-Effective Amendment
No. 5 to Form N-4 Registration Statement (File
No. 33-75292/811-3240) of The Variable Annuity Life
Insurance Company Separate Account A filed on March 1,
1996, Accession No. 0000950129-96-000265.

(f)(2)	Copy of Amendment Number One to Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company (as amended through April 28, 1989) effective March 28, 1990.
Incorporated by reference to Post-Effective Amendment
No. 5 to Form N-4 Registration Statement (File
No. 33-75292/811-3240) of The Variable Annuity Life
Insurance Company Separate Account A filed on March 1,
1996, Accession No. 0000950129-96-000265.

(f)(3)	Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance Company as amended through July 18, 2001.
Incorporated by reference to Post-Effective Amendment
No. 3 to Form N-4 Registration Statement (File
No. 333-49232/811-3240) of The Variable Annuity Life
Insurance Company Separate Account A filed on May 1,
2003, Accession No. 0000950129-03-002381.

(g)	Reinsurance Contracts.	Not Applicable.

Exhibit Number	Description	Location
(h)(1)(i)	Participation Agreement between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and The Variable Annuity Life Insurance Company dated as of April 29, 2016.
Incorporated by reference to Post-Effective Amendment
No. 6 to Form N-4 Registration Statement (File
No. 333-201800/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on
December 15, 2016, Accession No. 0001193125-16-794260.

(h)(1)(ii)	Amendment to Participation Agreement between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and The Variable Annuity Life Insurance Company effective as of April 29, 2022.
Incorporated by reference to Post-Effective Amendment
No. 28 to Form N-4 Registration Statement (File
No. 333-49232/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on April 28,
2022, Accession No. 0001193125-22-127384.

(h)(1)(iii)	Administrative Services Agreement between Goldman Sachs Asset Management, L.P. and The Variable Annuity Life Insurance Company dated as of April 29, 2016.
Incorporated by reference to Post-Effective Amendment
No. 29 to Form N-4 Registration Statement (File
No. 333-49232/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on April 27,
2023, Accession No. 0001193125-23-122217.

(h)(1)(iv)	Amendment to Administrative Services Agreement between Goldman Sachs Asset Management, L.P. and The Variable Annuity Life Insurance Company effective as of May 2, 2022.
Incorporated by reference to Post-Effective Amendment
No. 29 to Form N-4 Registration Statement (File
No. 333-49232/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on April 27,
2023, Accession No. 0001193125-23-122217.

(h)(2)	Participation Agreement among VALIC Company I, American General Distributors, Inc. and The Variable Annuity Life Insurance Company.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File Nos
333-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A, filed on
December 26, 2017, Accession No. 0001193125-17-378295.

(i)	Administrative Contracts.	Not Applicable.
(j)(1)	General Guarantee Agreement between The Variable Annuity Life Insurance Company and American Home Assurance Company.
Incorporated by reference to Post-Effective Amendment
No. 8 to Form N-4 Registration Statement (File
No. 333-49232/811-3240) of The Variable Annuity Life
Insurance Company Separate Account A filed on August 12,
2005, Accession No. 0000354912-05-000051.

(j)(2)	Notice of Termination of General Guarantee Agreement as published in the Wall Street Journal on November 24, 2006.
Incorporated by reference to Post-Effective Amendment
No. 13 to Form N-4 Registration Statement (File
No. 333-49232/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on May 1,
2007, Accession No. 0000354912-06-000040.

(j)(3)(i)	Amended and Restated Unconditional Capital Maintenance Agreement Between American International Group, Inc. and The Variable Annuity Life Insurance Company effective February 18, 2014.
Incorporated by reference to Post-Effective Amendment
No. 20 to Form N-4 Registration Statement (File
No. 333-49232/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on April 30,
2014, Accession No. 0001193125-14-172805.

(j)(3)(ii)	CMA Termination Agreement effective October 31, 2014.
Incorporated by reference to Post-Effective Amendment
No. 45 to Form N-4 Registration Statement (File
No. 033-75292/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on
December 23, 2014, Accession No. 0001193125-14-452203.

(k)(1)	Opinion and Consent of Counsel of Depositor.
Incorporated by reference to Post-Effective Amendment
No. 10 to Form N-4 Registration Statement (File
No. 333-49232/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on
October 25, 2005, Accession No. 0000950129-05-010061.

(k)(2)	Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company.
Incorporated by reference to Post-Effective Amendment
No. 10 to Form N-4 Registration Statement (File
No. 333-49232/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on
October 25, 2005, Accession No. 0000950129-05-010061.

(l)	Consents of Independent Registered Public Accounting Firm — PricewaterhouseCoopers LLP.	Filed herewith.
(m)	Omitted Financial Statements.	None.

Exhibit Number	Description	Location
(n)	Initial Capital Agreements.	Not Applicable.
(o)	Form of Initial Summary Prospectus.	Not Applicable.
(p)	Calculation of standard and nonstandard performance information.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File
No. 333-49232/811-3240) of The Variable Annuity Life
Insurance Company Separate Account A filed on
February 14, 2001, Accession No. 0000899243-01-000366.

(q)(1)	Power of Attorney — The Variable Annuity Life Insurance Company.	Filed herewith.
(q)(2)	Power of Attorney — American Home Assurance Company.	Filed herewith.
(r)
Supplemental Information Form which
discloses Section 403(b)(11) withdrawal
restrictions as set forth in a no-action letter
issued by the SEC on November 28, 1988,
and which requires the signed
acknowledgment of participants who
purchase Section 403(b) annuities with
regard to these withdrawal restrictions.

Incorporated by reference to Post-Effective Amendment
No. 12 to Form N-4 Registration Statement (File
No. 033-75292/811-3240) of The Variable Annuity Life
Insurance Company Separate Account A filed on April 29,
1998, Accession No. 0000950129-98-001794.

101.	Inline Interactive Data File – the instance document does not appear in the Interactive Data File because its iXBRL tags are embedded within the Inline XBRL document.	Filed herewith.
Item 28.  Directors and Officers of the Insurance Company
The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, TX 77019, unless otherwise noted.
Names, Positions and Offices Held with Depositor
Christopher B. Smith (8)	Director, Chairman of the Board and President
Christopher P. Filiaggi (8)	Director, Senior Vice President and Chief Financial Officer
Terri. N. Fiedler (3)	Director, President, Group Retirement
Jonathan J. Novak (1)	Director, President, Institutional Markets
David Ditillo (6)	Director, Executive Vice President and Chief Information Officer
Lisa M. Longino (8)	Director, Executive Vice President and Chief Investment Officer
Emily W. Gingrich	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary
Bryan Pinksy (2)	Director
Eric G. Tarnow	Director
John P. Byrne III (3)	President, Financial Distributor
Elizabeth B. Cropper (8)	Executive Vice President and Chief Human Resources Officer
Steven D. (“Doug”) Caldwell, Jr. (5)	Executive Vice President and Chief Risk Officer
Jeffery A. Ferguson (3)	Senior Vice President and Chief Transformation Officer
Mallary L. Reznik	Senior Vice President, General Counsel and Assistant Secretary
Jeannette N. Pina (8)	Senior Vice President, Corporate Secretary
Christina M. Haley (2)	Senior Vice President, Product Filing
Patricia M. Schwartz (2)	Senior Vice President, Head of Valuation and Financial Reporting, and Appointed Actuary
Christopher V. Muchmore (2)	Senior Vice President, Chief Financial Officer, Individual Retirement
Sai P. Raman (7)	Senior Vice President, Institutional Markets
Jonathan A. Gold (8)	Senior Vice President and Deputy Investment Officer
Brigitte K. Lenz	Vice President and Controller
Jennifer P. Powell (3)	Vice President and Chief Compliance Officer, and 38a-1 Compliance Officer
Melissa K. Robbins (9)	Vice President and Chief Compliance Officer- Investment Advisory

Names, Positions and Offices Held with Depositor
Brian O. Moon (8)	Vice President and Treasurer
Mersini G. Keller	Vice President and Tax Officer
Angel R. Ramos (3)	Vice President and Tax Officer
Preston L. Schnoor (2)	Vice President, Product Filing
Aimy T. Tran (2)	Vice President, Product Filing
Barbara L. Rayll (3)	Vice President, Business Case Development
Korey L. Dalton	Vice President
Christopher J. Hobson (2)	Vice President
Jennifer N. Miller	Vice President
Marjorie D. Brothers (3)	Assistant Secretary
Alison Chen (2)	Assistant Secretary
William Langston (8)	Assistant Secretary
Angela G. Bates (5)	Anti-Money Laundering and Economic Sanctions Compliance Officer
Michael F. Mulligan (1)	Head of International Pension Risk Transfer
Ethan D. Bronsnick (8)	Head of U.S. Pension Risk Transfer
Aileen V. Apuy	Manager, State Filings
Connie C. Merer (2)	Assistant Manager, State Filings
Melissa H. Cozart (3)	Privacy Officer
Thomas Bartolomeo (6)	Chief Information Security Officer
Jordan Schroeder (3)	Custodial Manager

(1)
10880 Wilshire Boulevard, Suite 1101, Los Angeles, CA 90024
(2)
21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367
(3)
2919 Allen Parkway, Woodson Tower, Houston, TX 77019
(4)
2727-A Allen Parkway, 3-D1, Houston, TX 77019
(5)
28 Liberty Street, Floor 45th, New York, NY 10005
(6)
3211 Shannon Road, Durham, NC 27707
(7)
50 Danbury Road, Wilton, CT 06897
(8)
30 Hudson Street, Jersey City, NJ 07302
(9)
503 Road, Wilmington, DE 19809
Item 29. Persons Controlled by or Under Common Control with the Insurance Company or the Registered Separate Account
The Registered Separate Account is a separate account of The Variable Annuity Life Insurance Company (“Insurance Company”). The Insurance Company is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”).An organizational chart for Corebridge can be found as Exhibit 21 in Corebridge Form 10-K, SEC File No. 001-41504, Accession No. 0001889539-26-000022, filed on February 11, 2026. Exhibit 21 is incorporated herein by reference.
Item 30.  Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the Registered Separate Account pursuant to the foregoing provisions, or otherwise, the Registered Separate Account has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registered Separate Account of expenses incurred or paid by a director, officer or controlling person of the Registered Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registered Separate Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The Variable Annuity Life Insurance Company
To the full extent authorized by law, The Variable Annuity Life Insurance Company shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of The Variable Annuity Life Insurance Company. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.
Item 31.  Principal Underwriter
(a)  Corebridge Capital Services, Inc. acts as distributor for the following investment companies:
American General Life Insurance Company
Variable Separate Account
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
Variable Annuity Account Ten
AG Separate Account D
AGL Separate Account I of AGL
AGL Separate Account VL-R
The United States Life Insurance Company in the City of New York
FS Variable Separate Account
FS Variable Annuity Account Five
USL Separate Account USL VL-R
USL Separate Account USL A
USL Separate Account RS
The Variable Annuity Life Insurance Company
Variable Annuity Life Insurance Co Separate Account A
VALIC Company 1
(b)  Directors, Officers and principal place of business:
Officer/Directors*	Position
Christina M. Nasta	Director, Chairman of the Board, President and Executive Chief Officer
John P. Byrne III (1)	Director
Nicholas G. Intrieri	Director
Ryan Tapak	Director
Eric Taylor	Director
Cynthia L. Burnette (1)	Vice President, Chief Financial Officer, Chief Operations
Michael Fortey (1)	Chief Compliance Officer
Jeannette N. Pina	Senior Vice President and Corporate Secretary
Mersini G. Keller	Vice President, Tax Officer
Anish Cheeran (1)	Vice President, Tax Officer
Angel Ramos (1)	Vice President, Tax Officer
Katarzyna Halasiewicz (1)	Vice President, Tax Officer
Mallary L. Reznik (2)	Vice President
Marjorie Brothers (1)	Assistant Secretary
Alison Chen (2)	Assistant Secretary
William Langston	Assistant Secretary
* Unless otherwise indicated, the principal business address of Corebridge Capital Services, Inc. and of each of the above individuals is 30 Hudson Street, 16th Floor, Jersey City, NJ 07302.
Principal business address 2919 Allen Parkway, Houston, TX 77019
Principal business address 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997
(c)  Corebridge Capital Services, Inc. retains no compensation or commissions from the Registered Separate Account.

Item 32.  Location of Accounts and Records
All records referenced under Section 31(a) of the Investment Company Act of 1940, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The Variable Annuity Life Insurance Company located at 2727-A Allen Parkway, Houston, TX 77019.
Item 33.  Management Services
Not Applicable.
Item 34. Fee Representation and Other Representations
Fee Representation
Insurance Company represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Insurance Company in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.
Other Representations
The Registered Separate Account hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registered Separate Account has complied with conditions one through four on the No-Action Letter.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A, certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on this 27thday of April, 2026.
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
(Registered Separate Account)
BY: THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
(On behalf of the Registered Separate Account and itself)
BY:
*CHRISTOPHER P. FILIAGGI

CHRISTOPHER P. FILIAGGI
DIRECTOR, SENIOR VICE PRESIDENT, AND CHIEF FINANCIAL OFFICER
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
*CHRISTOPHER B. SMITH CHRISTOPHER B. SMITH	Director, Chairman of the Board, and President (Principal Executive Officer)	April 27, 2026

*CHRISTOPHER P. FILIAGGI CHRISTOPHER P. FILIAGGI	Director, Senior Vice President, and Chief Financial Officer (Principal Accounting Officer)(Principal Financial Officer)	April 27, 2026

*TERRI N. FIEDLER TERRI N. FIEDLER	Director	April 27, 2026

*EMILY W. GINGRICH EMILY W. GINGRICH	Director	April 27, 2026

*LISA M. LONGINO LISA M. LONGINO	Director	April 27, 2026

*JONATHAN J. NOVAK JONATHAN J. NOVAK	Director	April 27, 2026

*BRYAN A. PINSKY BRYAN A. PINSKY	Director	April 27, 2026

*BY:/s/ JOHNPAUL S. VAN MAELE JOHNPAUL S. VAN MAELE Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.	April 27, 2026

SIGNATURES
American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wilton, and State of Connecticut on the 27th day of April, 2026.
AMERICAN HOME ASSURANCE COMPANY
BY:
*BRIAN RUCKER

BRIAN RUCKER
SENIOR VICE PRESIDENT AND STATUTORY
 CONTROLLER
This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
*DONALD BAILEY DONALD BAILEY	Director, President, Chief Executive Officer, and Chairman of the Board of Directors (Principal Executive Officer)	April 27, 2026

*SHELLEY SINGH SHELLEY SINGH	Director, Chief Financial Officer and Senior Vice President (Principal Financial Officer)	April 27, 2026

*MOHAMMAD ABU TURAB HUSSAIN MOHAMMAD ABU TURAB HUSSAIN	Director	April 27, 2026

*JOHN F. KLAUS JOHN F. KLAUS	Director	April 27, 2026

*BARBARA LUCK BARBARA LUCK	Director	April 27, 2026

*SABRA PURTILL SABRA PURTILL	Director	April 27, 2026

*CHRISTOPHER SCHAPER CHRISTOPHER SCHAPER	Director	April 27, 2026

*BY:/s/ BRIAN RUCKER BRIAN RUCKER ATTORNEY-IN-FACT (Exhibit to the Registration Statement)		April 27, 2026